As filed with the Securities and Exchange Commission on July 11, 2025

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

First Trust Exchange-Traded Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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First Trust Exchange-Traded Fund

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

July 8, 2025

Dear Shareholders:

I am writing to you about an important matter relating to First Trust Exchange-Traded Fund (the “Trust”). At a special meeting of shareholders of the Trust scheduled to be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on Tuesday, August 12, 2025, at 12:30 p.m. Central Time (together with any postponements or adjournments, the “Meeting”), shareholders of the exchange-traded funds that are series of the Trust listed on the enclosed Notice of Special Meeting of Shareholders (collectively, the “Funds” and each, a “Fund”) will be asked to vote on the election or re-election, as the case may be, of the six current Trustees of the Trust, and for the election of two additional Trustees nominated by the “Independent Trustees” of the Trust (collectively, the “Nominees” and each, a “Nominee”) (the “Proposal”). (The “Independent Trustees” include each Trustee who is not an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended).) One of the proposed additional Trustees does not currently serve as a Trustee of the Trust, but serves as an advisory board member to the Trust and, in addition, serves as a trustee of other First Trust funds. The other proposed additional Trustee does not currently serve as a trustee of any First Trust funds. Shareholders will also be asked to consider and act upon any other business that may properly come before the Meeting. If you were a shareholder of record of any of the Funds as of the close of business on June 9, 2025, you are entitled to vote at the Meeting, even if you no longer own Fund shares.

The Board of Trustees unanimously recommends that shareholders vote to elect or re-elect, as applicable, each Nominee.

The enclosed materials provide more information about the Proposal, including each Nominee’s background and qualifications. The shareholders of each Fund will vote together with shareholders of the other Funds for the election and re-election, as applicable, of Trustees.

In addition to the Trust, certain other First Trust funds will also hold special meetings of shareholders to elect or re-elect, as the case may be, trustees of those funds. If you were a shareholder of record of one or more of those other funds on the record date established for their special meetings of shareholders, you will receive separate proxy materials relating to those funds.

Your vote is important no matter how many shares you own. Please take a moment now to vote, either by completing and returning your proxy card in the enclosed postage-paid return envelope, by telephone or over the Internet.

Thank you for taking the time to consider and vote on the Proposal and for your investment in the First Trust funds.

Sincerely,

James A. Bowen
Chairman of the Board of Trustees

If you need any assistance or have any questions regarding the Proposal or how to vote your shares, please call the Trust’s Proxy Solicitor, EQ Fund Solutions, LLC, At (866) 521-4429 weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

First Trust Exchange-Traded Fund

Important Information for Shareholders

While we encourage you to read the complete Proxy Statement enclosed, we have provided a brief overview in the “Questions and Answers” (“Q&A”) below. The Q&A contains limited information, should be read in conjunction with the more detailed information contained in the Proxy Statement, and is qualified in its entirety by reference to the Proxy Statement.

Questions and Answers

Q.	Why am I receiving these proxy materials?
A.	You are receiving these proxy materials, including the Proxy Statement, Notice of Special Meeting of Shareholders and proxy card, because you have the right to notice of, and to vote on, an important governance matter concerning First Trust Exchange-Traded Fund (the “Trust”). More specifically, for the reasons summarized below, the Trust’s Board of Trustees (the “Board”) has proposed the election or re-election, as the case may be, by shareholders of the eight nominees listed below (collectively, the “Nominees” and each, a “Nominee”) to the Board (the “Proposal”). Six of the Nominees currently serve as Trustees and two Nominees, if elected, will each serve as an additional Trustee following his or her election at the Meeting. One of the proposed additional Trustees does not currently serve as a Trustee of the Trust, but serves as an advisory board member to the Trust and, in addition, serves as a trustee of other First Trust funds. The other proposed additional Trustee does not currently serve as a trustee of any First Trust funds. Shareholders will be asked to consider and vote on the Proposal at the special meeting of shareholders of the Trust that is scheduled to be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on Tuesday, August 12, 2025, at 12:30 p.m. Central Time (together with any postponements or adjournments, the “Meeting”). If you were a shareholder of record of an exchange-traded fund that is a series of the Trust listed on the enclosed Notice of Special Meeting of Shareholders (collectively, the “Funds” and each, a “Fund”) as of the close of business on June 9, 2025 (the “Record Date”), you are entitled to vote at the Meeting, even if you no longer own Fund shares. In addition to the Trust, certain other First Trust funds (the “Additional Special Meeting Funds”) will also hold special meetings of shareholders to elect or re-elect, as the case may be, the Nominees as trustees of those funds. If you were a shareholder of record of one or more of the Additional Special Meeting Funds on the record date established for their special meetings of shareholders, you will receive separate proxy materials relating to those funds.
Q.	Who are the Nominees?
A.	The Nominees are: James A. Bowen, Thomas J. Driscoll, Richard E. Erickson, Thomas R. Kadlec, Denise M. Keefe, Robert F. Keith, Niel B. Nielson and Bronwyn Wright. Dr. Erickson, Mr. Kadlec, Ms. Keefe, Mr. Keith and Mr. Nielson currently serve as Trustees of the Trust, and each is an “Independent Trustee” (i.e., not an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”))). In addition, Mr. Bowen currently serves as a Trustee of the Trust. He is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., the investment advisor to each Fund, and is referred to as the “Interested Trustee.” Mr. Bowen, Dr. Erickson, Mr. Kadlec and Mr. Nielson have previously been elected to the Board by shareholders of the Trust. Mr. Keith and Ms. Keefe were appointed to the Board in 2006 and 2021, respectively, but have not been elected by shareholders. Mr. Driscoll and Ms. Wright are not currently Trustees of the Trust, but, each, if elected, will begin serving as a new Independent Trustee following his or her election at the Meeting. Ms. Wright currently serves as an independent advisory board member to the Trust and as an independent trustee of other First Trust funds. Mr. Driscoll does not currently serve as a trustee of any First Trust funds. Additional information about each of the Nominees is set forth in the Proxy Statement.

Q.	Why am I being asked to elect and re-elect Trustees at this time?
A.	Under the 1940 Act, the Board is allowed to appoint new Trustees to fill vacancies so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. As noted above, four of the current six Trustees have previously been elected by shareholders. At this time, if a Trustee previously elected by shareholders were to leave the Board, the Board would be unable to fill the vacancy without a shareholder vote. Moreover, currently, the Board may not appoint any additional Trustees without a shareholder vote. If all Trustees of the Trust have been elected by shareholders, the Board will have more flexibility to appoint a limited number of new Trustees in the future without the need or expense of holding additional shareholder meetings. At this time, the Board is proposing that shareholders elect Mr. Driscoll and Ms. Wright as new Independent Trustees and has also determined that it is an appropriate time to provide shareholders with the opportunity to elect or re-elect all of the current Trustees (including an opportunity to re-elect those who have previously been elected by shareholders).
Q.	How does the Board recommend that I vote?
A.	After careful consideration, the Board unanimously recommends that shareholders vote “FOR” the Proposal (i.e., the election or re-election, as applicable, of each Nominee).

Q.	What vote is required to approve the Proposal?
A.	The Proposal (i.e., the election or re-election, as applicable, of each Nominee) must be approved by a plurality of the votes cast in person or by proxy at the Meeting, provided a quorum is present. The shareholders of each Fund will vote together with shareholders of the other Funds for the election and re-election, as applicable, of Trustees. Under a plurality voting requirement, the candidates who receive the highest number of votes will be elected. For example, if there are eight Nominees for election to the Board and eight Trustees to be elected, a vote by plurality means the eight Nominees with the highest number of affirmative votes, regardless of the votes withheld for the Nominees, will be elected. If a quorum is present at the Meeting, it is expected that each Nominee who receives any votes “FOR” such Nominee will be elected or re-elected, as applicable. The election (or re-election) of any Nominee by the shareholders of the Trust is not contingent upon the election (or re-election) of such Nominee by shareholders of the Additional Special Meeting Funds.
Q.	Does my vote make a difference?
A.	Yes, no matter how many shares you own, your vote is important to help ensure that the Proposal can be approved. We encourage all shareholders to participate in the governance of their Fund(s). If numerous shareholders do not vote their proxies, the Trust may not receive enough votes to achieve a quorum and go forward with the Meeting. This could delay the Meeting and the approval of the Proposal and generate additional costs.
Q.	How do I cast my vote?
A.	You may vote in any one of four ways:
•	by mail, by sending the enclosed proxy card, signed and dated, in the enclosed postage-paid envelope;
•	by phone, by following the instructions set forth on your proxy card;
•	via the Internet, by following the instructions set forth on your proxy card; or
•	in person, by attending the Meeting. Please note that shareholders who intend to attend the Meeting will need to provide valid identification and, if they hold Fund shares through a bank, broker or other nominee, satisfactory proof of ownership of shares, such as a voting instruction form (or a copy thereof) or a letter from their bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date, to be admitted to the Meeting.

Q.	Who will pay the costs associated with obtaining shareholder approval of the Proposal?
A.	The Trust and the Additional Special Meeting Funds will incur costs in connection with the solicitation of proxies to be voted at their special meetings, including, among other things, the expenses associated with preparation, printing and mailing of proxy materials; fees paid to EQ Fund Solutions, LLC, the proxy solicitor hired by the Trust and the Additional Special Meeting Funds; and reimbursements to brokerage firms and others for their expenses in forwarding proxy solicitation materials to the person(s) for whom they hold shares of the respective funds (collectively the “Proxy Costs”). Proxy Costs will be shared equally by each Fund and Additional Special Meeting Fund that, as of the Record Date, had publicly offered shares (including funds that serve as investment vehicles for life insurance companies writing variable annuity contracts and variable life insurance contracts).

It is important that your shares be represented at the Meeting. In order to avoid delay and to ensure that your shares are represented, please vote as promptly as possible. If you need any assistance or have any questions regarding the Proposal or how to vote your shares, please call the Trust’s Proxy Solicitor, EQ Fund Solutions, LLC, at (866) 521-4429 weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

Notice of Special Meeting of Shareholders
To be held on August 12, 2025

First Trust Exchange-Traded Fund
120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

First Trust Bloomberg Inflation Sensitive Equity ETF

First Trust Capital Strength® ETF

First Trust Dividend StrengthTM ETF

First Trust Dow 30 Equal Weight ETF

First Trust Dow Jones Internet Index Fund

First Trust Dow Jones Select MicroCap Index Fund

First Trust Growth StrengthTM ETF

First Trust Indxx Aerospace & Defense ETF

First Trust Lunt U.S. Factor Rotation ETF

First Trust Morningstar Dividend Leaders Index Fund

First Trust NASDAQ-100 Equal Weighted Index Fund

First Trust NASDAQ-100 Ex-Technology Sector Index Fund

First Trust NASDAQ-100-Technology Sector Index Fund

First Trust NASDAQ® ABA Community Bank Index Fund

First Trust NASDAQ® Clean Edge® Green Energy Index Fund

First Trust Natural Gas ETF

First Trust NYSE® Arca® Biotechnology Index Fund

First Trust S&P 500 Diversified Free Cash Flow ETF

First Trust S&P REIT Index Fund

First Trust US Equity Opportunities ETF

First Trust Value Line® Dividend Index Fund

First Trust Water ETF

First Trust WCM Developing World Equity ETF

First Trust WCM International Equity ETF

FT Vest Bitcoin Strategy & Target Income ETF

FT Vest Bitcoin Strategy Floor15 ETF - April

FT Vest Gold Strategy Quarterly Buffer ETF

FT Vest Gold Strategy Target Income ETF®

July 8, 2025

To the shareholders of each series of First Trust Exchange-Traded Fund listed above:

Notice is hereby given that the Special Meeting of Shareholders (the “Meeting”) of First Trust Exchange-Traded Fund (the “Trust”), a Massachusetts business trust, is scheduled to be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on Tuesday, August 12, 2025, at 12:30 p.m. Central Time. At the Meeting, shareholders of each series of the Trust listed above (each a “Fund”) will be asked to consider and vote on Proposal 1 set forth below and to transact such other business as may properly come before the Meeting (including any postponements or adjournments):

1. To elect or re-elect, as applicable, each of the eight nominees identified in the accompanying Proxy Statement to the Board of Trustees of the Trust.

The close of business on June 9, 2025 has been fixed as the record date for the determination of shareholders of each Fund entitled to notice of and to vote at the Meeting (including any postponements or adjournments).

By Order of the Board of Trustees,

W. Scott Jardine

Secretary

First Trust Exchange-Traded Fund
120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

Special Meeting of Shareholders
To be held on August 12, 2025

Proxy Statement

July 8, 2025

This Proxy Statement and the enclosed proxy card will first be mailed to shareholders on or about July 15, 2025.

This Proxy Statement is being furnished in connection with the solicitation by the Board of Trustees (the “Board”) of First Trust Exchange-Traded Fund (the “Trust”), a Massachusetts business trust, of proxies to be voted at the Special Meeting of Shareholders that is scheduled to be held at the offices of First Trust Advisors L.P. (the “Advisor” or “First Trust Advisors”), located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on Tuesday, August 12, 2025, at 12:30 p.m. Central Time, and at any and all postponements or adjournments thereof (referred to collectively as the “Meeting”). The Trust has 29 series, 28 of which had publicly offered shares as of the Record Date (as defined below). For purposes of this Proxy Statement, the series of the Trust that had publicly offered shares as of the Record Date are referred to collectively as the “Funds” and each, a “Fund.” A Notice of Special Meeting of Shareholders and a proxy card accompany this Proxy Statement. Each Fund’s name and ticker symbol are listed on Appendix A.

As discussed more fully below, shareholders are being asked to consider and vote on a proposal to elect or re-elect, as applicable, the eight nominees listed in the Proposal below (the “Nominees”) to the Board of the Trust (the “Proposal”) and to transact such other business as may properly come before the Meeting (including any postponements or adjournments). Six of the Nominees currently serve as Trustees of the Trust and two Nominees, if elected, will each serve as an additional Trustee of the Trust following his or her election at the Meeting. One of the proposed additional Trustees does not currently serve as a Trustee of the Trust, but serves as an advisory board member to the Trust and, in addition, serves as a trustee of other First Trust funds. The other proposed additional Trustee does not currently serve as a trustee of any First Trust funds. For the remainder of this Proxy Statement, unless the context otherwise requires, the term “election” also generally includes re-election of the applicable Nominees.

Shareholders of record on June 9, 2025 (the “Record Date”) are entitled to notice of and to vote at the Meeting (including any postponements or adjournments). The shareholders of each Fund will vote together with shareholders of the other Funds for the election of Trustees.

In addition to the Trust, certain other First Trust funds (the “Additional Special Meeting Funds”) will also hold special meetings of shareholders to elect the Nominees as trustees of those funds. If you were a shareholder of record of one or more of the Additional Special Meeting Funds on the record date established for their special meetings of shareholders, you will receive separate proxy materials relating to those funds. The election of any Nominee by the shareholders of the Trust is not contingent upon the election of such Nominee by shareholders of the Additional Special Meeting Funds.

Shareholders may vote on the Proposal by telephone or over the Internet by following the instructions on the enclosed proxy card. Shareholders may also vote by mail by returning the enclosed proxy card or in person by attending the Meeting. For more information, see “Additional Information—The Meeting and Voting Rights.”

The Board unanimously recommends that shareholders vote “FOR” the election of each Nominee.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders Scheduled to be Held on August 12, 2025. This Proxy Statement is available on the Internet at: https://www.ftportfolios.com/LoadContent/gw3drqbs8y4o. Each Fund’s most recent annual and/or semi-annual reports are also available on the Internet at: https://www.ftportfolios.com. To find a report, select your Fund (which can be found under the “ETFs” tab), select the “News & Literature” link, and go to the “Quarterly/Semi-Annual or Annual Reports” heading. Each Fund will furnish, without charge, copies of its most recent annual and semi-annual reports to any shareholder upon request. To request a copy, please write to First Trust Advisors L.P. at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, or call (800) 621-1675. You may call (800) 621-1675 for information on how to obtain directions to be able to attend the Meeting and vote in person.

Proposal: Election of the Eight Nominees Named Below to the Board of Trustees

At the Meeting, eight Nominees are proposed to be elected to the Board of Trustees by shareholders. The Nominees are: James A. Bowen, Thomas J. Driscoll, Richard E. Erickson, Thomas R. Kadlec, Denise M. Keefe, Robert F. Keith, Niel B. Nielson and Bronwyn Wright. Dr. Erickson, Mr. Kadlec, Ms. Keefe, Mr. Keith and Mr. Nielson currently serve as Trustees of the Trust, and each is an “Independent Trustee” (i.e., not an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”))). In addition, Mr. Bowen currently serves as a Trustee of the Trust. He is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of First Trust Advisors, the investment advisor to each Fund, and is referred to as the “Interested Trustee.” Further, the Nominating and Governance Committee of the Board has recommended, and the Independent Trustees of the Trust have selected, Mr. Driscoll and Ms. Wright as Nominees. Mr. Driscoll and Ms. Wright are not currently Trustees of the Trust; however, Ms. Wright currently serves as an independent advisory board member to the Trust and as an independent trustee of other First Trust funds. If elected, Mr. Driscoll and Ms. Wright will each begin serving as a new Independent Trustee of the Trust following his or her election at the Meeting. Each Nominee, if elected as a Trustee, will serve a term until the next meeting of shareholders called for the purpose of considering the election or re-election of such Trustee or his or her successor, and until his or her successor, if any, is appointed or elected, and qualified, or until he or she earlier dies, resigns, retires or is otherwise removed.

Under the 1940 Act, the Board is allowed to appoint new Trustees to fill vacancies so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. The following Trustees have previously been elected by shareholders of the Trust: Mr. Bowen, Dr. Erickson, Mr. Kadlec and Mr. Nielson. Mr. Keith and Ms. Keefe were appointed to the Board in 2006 and 2021, respectively, but have not been elected by shareholders. At this time, if a Trustee previously elected by shareholders were to leave the Board, the Board would be unable to fill the vacancy without a shareholder vote. Moreover, currently, the Board may not appoint any additional Trustees without a shareholder vote and, accordingly, may not appoint Mr. Driscoll or Ms. Wright to the Board. If all Trustees of the Trust have been elected by shareholders, the Board will have more flexibility to appoint a limited number of new Trustees in the future without the need or expense of holding additional shareholder meetings. At this time, the Board is proposing that shareholders elect Mr. Driscoll and Ms. Wright as new Independent Trustees and has also determined that it is an appropriate time to provide shareholders with the opportunity to elect all of the current Trustees (including an opportunity to re-elect those who have previously been elected by shareholders). Accordingly, the shareholders of the Trust (including shareholders of each Fund that is a series of the Trust) are being asked to consider and approve the election of the Nominees. Further information regarding each Nominee, including a summary of the experience and qualifications that led to the conclusion that he or she should serve as a Trustee, is provided below.

Required Vote: The election of the Nominees must be approved by a plurality of the votes cast in person or by proxy at the Meeting, provided a quorum is present. Under a plurality voting requirement, the candidates who receive the highest number of votes will be elected. For example, if there are eight Nominees for election to the Board and eight Trustees to be elected, a vote by plurality means the eight Nominees with the highest number of affirmative votes, regardless of the votes withheld for the Nominees, will be elected. If a quorum is present at the Meeting, it is expected that each Nominee who receives any votes “FOR” such Nominee will be elected. Using the enclosed proxy card, with respect to each Nominee, a shareholder may authorize the named proxies to vote the shares represented thereby “FOR” the election of the Nominee or may indicate that authority to vote for the election of the Nominee is withheld (a “withheld vote”). Abstentions, withheld votes with respect to any Nominee and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), if any, will have no effect on the approval of the Proposal. Proxies cannot be voted for a greater number of persons than the number of seats open for election.

If a Nominee should withdraw or otherwise become unavailable for election prior to the Meeting, the proxies named on your proxy card intend to vote FOR any substitute nominee recommended by the Trust’s Board in accordance with the Trust’s procedures.

The Board of Trustees Unanimously Recommends that Shareholders Vote
FOR the Election of Each Nominee.

Management

Management of the Funds

The general supervision of the duties performed for each Fund under its respective investment management agreement with the Advisor is the responsibility of the Trust’s Board. As described above, the Trust currently has six Trustees, consisting of one Interested Trustee and five Independent Trustees. In addition, the Trust has one advisory board member. If the Proposal is approved by shareholders, the Trust will have eight Trustees, consisting of one Interested Trustee and seven Independent Trustees. The Trustees set broad policies for the Funds, choose the Trust’s officers and hire the Trust’s investment advisor, sub-advisors and other service providers. The officers of the Trust manage its day-to-day operations and are responsible to the Board. The following is a list of the Nominees and executive officers of the Trust and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Nominee oversees and the other trusteeships or directorships each Nominee has held during the past five years, if applicable.

The remainder of this page is intentionally left blank.

The following tables identify the Nominees and the executive officers of the Trust. Unless otherwise indicated, the address of all persons is c/o First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.

Independent Trustees/Nominees

Name and Year of Birth	Position(s) Held with Funds	Term of Office and Year First Elected or Appointed	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Nominee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
Nominees Currently Serving as Independent Trustees
Richard E. Erickson 1951	Trustee/Nominee	•Indefinite term •Since inception	Retired; Physician, Edward-Elmhurst Medical Group (2021 to September 2023); Physician and Officer, Wheaton Orthopedics (1990 to 2021)	311	None
Thomas R. Kadlec 1957	Trustee/Nominee	•Indefinite term •Since inception	Retired; President, ADM Investor Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	311	Director, National Futures Association; formerly, Director of ADM Investor Services, Inc., ADM Investor Services International, ADMIS Hong Kong Ltd., ADMIS Singapore Ltd., and Futures Industry Association
Denise M. Keefe 1964	Trustee/Nominee	•Indefinite term •Since 2021	Senior Vice President, Advocate Health, Continuing Health Division (Integrated Healthcare System) (2023 to present); Executive Vice President, Advocate Aurora Health (Integrated Healthcare System) (2018 to 2023)	311	Director and Board Chair of Advocate Home Health Services, Advocate Home Care Products and Advocate Hospice; Director and Board Chair of Aurora At Home (since 2018); Director of Advocate Physician Partners Accountable Care Organization; Director of RML Long Term Acute Care Hospitals; Director of Senior Helpers (2021 to 2024); and Director of MobileHelp (2022 to 2024)
Robert F. Keith 1956	Trustee/Nominee	•Indefinite term •Since 2006	President, Hibs Enterprises (Financial and Management Consulting)	311	Formerly, Director of Trust Company of Illinois
Niel B. Nielson 1954	Trustee/Nominee	•Indefinite term •Since inception	Senior Advisor (2018 to present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	311	None
Nominees for Election as New Independent Trustees
Thomas J. Driscoll[1] 1961	Nominee	N/A	Retired; Partner, Deloitte LLP and Deloitte Tax LLP (1998 to January 2024)	None	None

Name and Year of Birth	Position(s) Held with Funds	Term of Office and Year First Elected or Appointed	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Nominee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
Bronwyn Wright[2] 1971	Advisory Board Member/Nominee	•Indefinite term •Since 2023	Independent Director to a number of Irish collective investment funds (2009 to present); Various roles at international affiliates of Citibank (1994 to 2009), including Managing Director, Citibank Europe plc and Head of Securities and Fund Services, Citi Ireland (2007 to 2009)	282	None

Interested Trustee/Nominee

Name and Year of Birth	Position(s) Held with Funds	Term of Office and Year First Elected or Appointed	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Nominee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
James A. Bowen[3] 1955	Trustee/Nominee and Chairman of the Board	•Indefinite term •Since inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	311	None

Executive Officers4

Name and Year of Birth	Positions and Offices with Funds	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years
James M. Dykas 1966	President and Chief Executive Officer	•Indefinite term •Since 2016	Managing Director and Chief Financial Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
W. Scott Jardine 1960	Secretary and Chief Legal Officer	•Indefinite term •Since inception

General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC (Software Development Company); Secretary, Stonebridge Advisors LLC (Investment Advisor)

Daniel J. Lindquist 1970	Vice President	•Indefinite term •Since inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.

Name and Year of Birth	Positions and Offices with Funds	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years
Kristi A. Maher 1966	Chief Compliance Officer and Assistant Secretary	•Indefinite term •Chief Compliance Officer since January 2011 •Assistant Secretary since inception	International General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P. (since February 2025); previously, Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
Derek D. Maltbie 1972	Treasurer, Chief Financial Officer and Chief Accounting Officer	•Indefinite term •Since 2023	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P. (since July 2021); Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P. (2014 to 2021)
Roger F. Testin 1966	Vice President	•Indefinite term •Since inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland 1970	Vice President	•Indefinite term •Since inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
[1]	Mr. Driscoll does not currently serve as a Trustee of the Trust or of any other trusts in the First Trust Fund Complex (as defined below). If Mr. Driscoll is elected to the Board and to the board of trustees of each Additional Special Meeting Fund for which he has been nominated, he will oversee 306 portfolios in the First Trust Fund Complex.
[2]	Ms. Wright is currently serving as an advisory board member to the Trust and as a trustee of certain other trusts in the First Trust Fund Complex (as defined below). In addition, she has been nominated for election to the Board and the boards of trustees of certain other trusts in the First Trust Fund Complex. The Trust currently has 29 portfolios. If Ms. Wright is elected to the Board and the board of trustees of each other trust for which she has been nominated, she will oversee 311 portfolios in the First Trust Fund Complex.
[3]	Mr. Bowen is deemed an “interested person” of the Funds due to his position as Chief Executive Officer of First Trust Advisors, the Funds’ investment advisor.
[4]	The term “executive officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Unitary Board Leadership Structure

With the exception of Ms. Wright, who does not currently serve as a Trustee of the Trust due to certain restrictions resulting from the 1940 Act, but does serve as a trustee of other trusts in the First Trust Fund Complex (as defined below), each trustee of each trust in the First Trust Fund Complex (as defined below) serves as a trustee of all open-end and closed-end funds in the First Trust Fund Complex (as defined below), which is known as a “unitary” board leadership structure. With the exception of Ms. Wright, each trustee overseeing portfolios in the First Trust Fund Complex (as defined below) currently serves as a trustee of five closed-end funds advised by First Trust Advisors; First Trust Series Fund, an open-end management investment company with five portfolios advised by First Trust Advisors; First Trust Variable Insurance Trust, an open-end management investment company with seven portfolios advised by First Trust Advisors; and, in addition to the Trust, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Exchange-Traded AlphaDEX® Fund and First Trust Exchange-Traded AlphaDEX® Fund II, open-end management investment companies with, in the aggregate, 294 portfolios, including the Funds (each such portfolio, a “First Trust ETF” and each such open-end management investment company, an “ETF Trust”) advised by First Trust Advisors (each a “First Trust Fund” and collectively, the “First Trust Fund Complex”). Ms. Wright serves as an independent trustee of the First Trust Funds other than the Trust. She also serves as director of First Trust Global Funds, a public limited company established in Ireland and an open-end umbrella fund representing 44 exchange-traded funds and one mutual fund, and advised by First Trust Advisors (collectively, the “First Trust UCITS”). In addition, Ms. Wright had previously served on the board of directors of First Trust Global Portfolios Management Limited, the manager to the First Trust UCITS and an affiliate of First Trust Advisors, but resigned such position effective March 6, 2023. Except as noted above, during the past five years, none of the independent trustees currently serving the First Trust Funds, nor any of their immediate family members, has been a director, trustee, officer, general partner or employee of, or consultant to, First Trust Advisors, First Trust Portfolios L.P. (an affiliate of First Trust Advisors and the principal underwriter of the Funds’ shares (“First Trust Portfolios” or the “Distributor”)), any sub-advisor to any fund in the First Trust Fund Complex, or any of their affiliates.

The unitary board structure was adopted for the First Trust Funds because of the efficiencies it achieves with respect to the governance and oversight of the First Trust Funds. Each First Trust Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the First Trust Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. Because of the similar and often overlapping issues facing the First Trust Funds, including among the First Trust ETFs, the trustees overseeing the First Trust Funds believe that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all First Trust Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board the overall composition of which will, as a body, possess the appropriate skills, diversity, independence and experience to oversee the business of the First Trust Funds.

Annually, the Board reviews its governance structure and the committee structures, their performance and functions, and it reviews any processes that would enhance Board governance over the business of the Funds. The Board has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the First Trust Fund Complex as a whole. As noted above, the Board of the Trust is currently composed of five Independent Trustees and one Interested Trustee. The Interested Trustee serves as the Chairman of the Board. An individual who is not a Trustee serves as President and Chief Executive Officer of the First Trust Funds.

In order to streamline communication between the Advisor and the Independent Trustees and create certain efficiencies, the Board has a Lead Independent Trustee who is responsible for: (i) chairing all meetings of the Independent Trustees; (ii) working with the Advisor, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Funds’ service providers, particularly the Advisor; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee. The Lead Independent Trustee is selected by the Independent Trustees and serves for such term as approved by the Independent Trustees or until his or her successor is selected. Robert F. Keith currently serves as the Lead Independent Trustee.

In addition, the Independent Trustees may select one Independent Trustee to serve as a Vice Lead Independent Trustee for such term as approved by the Independent Trustees or until his or her successor is selected. The Vice Lead Independent Trustee assists the Lead Independent Trustee in the performance of his or her responsibilities and, in the absence of the Lead Independent Trustee, may act in the place of the Lead Independent Trustee. The Vice Lead Independent Trustee is also responsible for any other duties that the Independent Trustees may delegate to him or her. Thomas R. Kadlec currently serves as the Vice Lead Independent Trustee.

The Board has established five standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board and its committees meet frequently throughout the year to oversee the Funds’ activities, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements, and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings (other than meetings of the Dividend Committee). Generally, the Board acts by majority vote of all the Trustees, except where a different vote is required by applicable law.

The five standing committees of the Board are: the Executive Committee, the Dividend Committee, the Nominating and Governance Committee, the Valuation Committee and the Audit Committee. The Dividend Committee, the Nominating and Governance Committee, the Valuation Committee and the Audit Committee each have a Chair, and the Audit Committee has a Vice Chair. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The next rotation is currently scheduled to be effective January 1, 2026. In addition, the Lead Independent Trustee and the Vice Lead Independent Trustee currently serve on the Executive Committee with the Interested Trustee.

Below is additional information about the Board’s standing committees.

Executive Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board to the extent permitted by the Trust’s Declaration of Trust and By-Laws. Mr. Bowen, Mr. Keith and Mr. Kadlec are members of the Executive Committee. The number of meetings of the Executive Committee held during the Funds’ last fiscal year is shown in Appendix B.

Dividend Committee. The Dividend Committee is responsible for assisting the Board in, or assuming the authority and power of the Board with respect to, the declaration and setting of the Funds’ dividends. Mr. Keith and Mr. Kadlec are members of the Dividend Committee. The number of meetings of the Dividend Committee held during the Funds’ last fiscal year is shown in Appendix B.

Nominating and Governance Committee. The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Board. Dr. Erickson, Mr. Kadlec, Ms. Keefe, Mr. Keith and Mr. Nielson are members of the Nominating and Governance Committee, and each is an Independent Trustee. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on each Fund’s website at https://www.ftportfolios.com (go to News & Literature on the applicable webpage). The Board has adopted a mandatory retirement age of 75 for Independent Trustees, beyond which age Independent Trustees are ineligible to serve. The Nominating and Governance Committee will not consider new trustee candidates who are 72 years of age or older.

If there is no current or anticipated vacancy on the Board, the Nominating and Governance Committee will not actively seek recommendations for nominations from other parties, including shareholders of the Funds. When a vacancy on the Board occurs or is anticipated to occur and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Funds. In addition, the Nominating and Governance Committee may retain a search firm to identify candidates. To submit a recommendation for nomination as a candidate for a position on the Board, shareholders should mail such recommendation to W. Scott Jardine, Secretary, at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate’s background, including education, experience, current employment and date of birth; (iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an “interested person” in relation to the Trust, as such term is defined in the 1940 Act, and such other information regarding circumstances that may be considered to impair the candidate’s independence; and (v) any other information that may be helpful to the Committee in evaluating the candidate. Under no circumstances will the Nominating and Governance Committee evaluate nominees recommended by a shareholder on a basis substantially different from that used for other nominees for the same election or appointment of Trustees. However, the Nominating and Governance Committee reserves the right to make the final selection of any Trustee nominees and is not required to take action with respect to any recommendations that may be submitted by shareholders. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating and Governance Committee and to counsel to the Independent Trustees.

The number of meetings of the Nominating and Governance Committee held during the Funds’ last fiscal year is shown in Appendix B.

Valuation Committee. The Valuation Committee is responsible for overseeing the activities of the Advisor as the “Valuation Designee” in performing the fair value determinations relating to the Funds’ securities and other investments pursuant to Rule 2a-5 under the 1940 Act. Dr. Erickson, Mr. Kadlec, Ms. Keefe, Mr. Keith and Mr. Nielson are members of the Valuation Committee. The number of meetings of the Valuation Committee held during the Funds’ last fiscal year is shown in Appendix B.

Audit Committee. The Audit Committee is responsible for overseeing each Fund’s accounting and financial reporting process, the system of internal controls and audit process and for evaluating and appointing independent auditors (subject also to Board approval). The Audit Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at https://www.ftportfolios.com (go to News & Literature on the applicable Fund’s webpage). Dr. Erickson, Mr. Kadlec, Ms. Keefe, Mr. Keith and Mr. Nielson serve on the Audit Committee. The number of meetings of the Audit Committee held during the Funds’ last fiscal year is shown in Appendix B.

In carrying out its responsibilities, as described below under “Independent Auditors — Pre-Approval,” the Audit Committee generally pre-approves all audit services and permitted non-audit services for the Trust (including the fees and terms thereof) and non-audit services to be performed for the Advisor and First Trust Portfolios, the principal underwriter of the Funds’ shares, by Deloitte & Touche LLP (“Deloitte & Touche”), the Trust’s independent registered public accounting firm (“independent auditors”), if the engagement relates directly to the operations and financial reporting of the Trust.

The number of Board meetings held during the Funds’ last fiscal year is shown in Appendix B. During such fiscal year, each Trustee attended at least 75% of the aggregate number of meetings of the Board and of each Board committee on which the Trustee served that were held during the period for which the Trustee served as a Trustee.

Advisory Board

Ms. Wright currently serves as an independent advisory board member to the Trust. In this capacity, Ms. Wright confers with and provides non-binding advice to the Board, as requested, regarding the oversight of the affairs of the Funds, but does not vote or otherwise have decision-making authority on matters affecting the Funds. If Ms. Wright is elected to the Board at the Meeting, she will no longer serve as an advisory board member and the advisory board will cease to exist.

Risk Oversight

As part of the general oversight of each Fund, the Board is involved in the risk oversight of such Fund. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ risks. Oversight of investment and compliance risk, including oversight of sub-advisors (if any), is performed primarily at the Board level in conjunction with the Advisor’s investment oversight group and the Trust’s Chief Compliance Officer (“CCO”). Oversight of other risks also occurs at the committee level. The Advisor’s investment oversight group reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance as well as information related to sub-advisors (if any) and their operations and processes. The Board reviews reports on the Funds’ and the service providers’ compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Funds’ and the service providers’ compliance programs. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews, with the Advisor and the Funds’ independent auditors, the Funds’ major financial risk exposures and the steps the Advisor has taken to monitor and control these exposures, including the Funds’ risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Trust. The Valuation Committee monitors each Fund’s valuation risk and oversees the Advisor’s performance as Valuation Designee.

Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds or the Advisor or other service providers. For instance, as the use of Internet technology has become more prevalent, the Funds and their service providers have become more susceptible to potential operational risks through breaches in cyber security (generally, intentional and unintentional events that may cause a Fund or a service provider to lose proprietary information, suffer data corruption or lose operational capacity). There can be no guarantee that any risk management systems established by the Funds, their service providers, or issuers of the securities in which the Funds invest to reduce cyber security risks will succeed, and the Funds cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Funds and/or their shareholders. Moreover, it is necessary to bear certain risks (such as investment related risks) to achieve a Fund’s goals. As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.

Board Diversification and Trustee Qualifications

As described above, the Nominating and Governance Committee of the Board oversees matters related to the selection and nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability, and, if qualifying as an Independent Trustee, independence from the Advisor, sub-advisors, if any, underwriters or other principal service providers, including any affiliates of these entities.

The Nominating and Governance Committee unanimously determined to recommend the nomination of (i) Mr. Driscoll, who does not currently serve as a Trustee of any of the First Trust Funds, following a thorough selection process by the Trustees; (ii) Ms. Wright, who has served as an independent advisory board member to the Trust and as a Trustee of other First Trust Funds since September 10, 2023, following a thorough selection process by the Trustees; (iii) Mr. Keith and Ms. Keefe, who were appointed to the Board in 2006 and 2021, respectively, following a thorough selection process by the Trustees; and (iv) Mr. Bowen, Dr. Erickson, Mr. Kadlec and Mr. Nielson, each of whom has previously been elected to the Board by shareholders and has served as a Trustee of the First Trust Funds since the year set forth in the biographical information below. The Board received and reviewed the recommendation of the Nominating and Governance Committee and unanimously determined to nominate each Nominee for election.

Listed below for each Nominee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this Proxy Statement, that such Nominee should serve as a Trustee of the Trust.

Nominees

Current Independent Trustees

Richard E. Erickson, M.D. Richard E. Erickson, M.D., was previously an orthopedic surgeon with Edward-Elmhurst Medical Group from 2021 to September 2023. Prior thereto, he was President of Wheaton Orthopedics (from 1990 to 2021), a co-owner and director of a fitness center and a limited partner of two real estate companies. Dr. Erickson has served as a Trustee of the First Trust Funds since 1999. Dr. Erickson has also served as the Lead Independent Trustee (2008 – 2009 and 2017  –  2019) and on the Executive Committee (2008 – 2009 and 2017 – 2022), Chairman of the Nominating and Governance Committee (2003 – 2007 and 2014 – 2016), Chairman of the Valuation Committee (June 2006 – 2007, 2010 – 2011 and 2020 – 2022) and Chairman of the Audit Committee (2012 – 2013) of the First Trust Funds. He currently serves as Chairman of the Audit Committee (since January 1, 2023) of the First Trust Funds.

Thomas R. Kadlec. Thomas R. Kadlec was previously President of ADM Investor Services Inc. (“ADMIS”), a futures commission merchant and wholly-owned subsidiary of the Archer Daniels Midland Company (“ADM”) from 2010 to July 2022. Mr. Kadlec was employed by ADMIS and its affiliates since 1990 in various accounting, financial, operations and risk management capacities. Mr. Kadlec served on the boards of several international affiliates of ADMIS until July 2022 and served as a member of ADM’s Integrated Risk Committee from 2008 – 2018, which was tasked with the duty of implementing and communicating enterprise-wide risk management. From 2014 to 2022, Mr. Kadlec was on the board of the Futures Industry Association. In 2017, Mr. Kadlec was elected to the board of the National Futures Association. Mr. Kadlec has served as a Trustee of the First Trust Funds since 2003. Mr. Kadlec also served on the Executive Committee from the organization of the first First Trust closed-end fund in 2003 through 2005 (and 2014 – 2019) until he was elected as the first Lead Independent Trustee in December 2005, serving as such through 2007 (and 2014 – 2016). He also served as Chairman of the Valuation Committee (2008 – 2009 and 2017 – 2019), Chairman of the Audit Committee (2010  –  2011 and 2020 – 2022) and Chairman of the Nominating and Governance Committee (2012  –  2013) of the First Trust Funds. He currently serves as Vice Lead Independent Trustee (since March 12, 2024), on the Executive Committee (since March 12, 2024), on the Dividend Committee (since March 12, 2024) and as Chairman of the Nominating and Governance Committee (since January 1, 2023) of the First Trust Funds.

Denise M. Keefe. Denise M. Keefe has been Senior Vice President of Advocate Health, Continuing Health Division, since 2023, and from 2018 to 2023 was Executive Vice President of Advocate Aurora Health (together, with Advocate Health, “Advocate”). Advocate is one of the largest integrated healthcare systems in the U.S. serving Illinois and Wisconsin. Ms. Keefe has been employed by Advocate since 1993 and is responsible for the Continuing Health Division’s strategic direction, fiscal management, business development, revenue enhancement, operational efficiencies, and human resource management of 4,000 employees. Ms. Keefe also currently serves on the boards of several organizations within the Advocate Aurora Continuing Health Division and other health care organizations, including RML Long Term Acute Care Hospitals (since 2014). Prior thereto, Ms. Keefe was Corporate Vice President, Marketing and Business Development for the Visiting Nurse Association of Chicago (1989 – 1992) and a former Board Member of Sherman West Court Skilled Nursing Facility. Ms. Keefe has served as a Trustee of the First Trust Funds and on the Audit Committee, Nominating and Governance Committee and Valuation Committee of the First Trust Funds since November 1, 2021. In addition, she currently serves as Audit Committee Vice Chair (since March 12, 2024) of the First Trust Funds.

Robert F. Keith. Robert F. Keith is President of Hibs Enterprises, a financial and management consulting firm. Mr. Keith has been with Hibs Enterprises since 2003. Prior thereto, Mr. Keith spent 18 years with ServiceMaster and Aramark, including three years as President and COO of ServiceMaster Consumer Services, where he led the initial expansion of certain products overseas; five years as President and COO of ServiceMaster Management Services Company; and two years as President of Aramark ServiceMaster Management Services. Mr. Keith is a certified public accountant and also has held the positions of Treasurer and Chief Financial Officer of ServiceMaster, at which time he oversaw the financial aspects of ServiceMaster’s expansion of its Management Services division into Europe, the Middle East and Asia. Mr. Keith has served as a Trustee of the First Trust Funds since 2006. Mr. Keith has also served as Chairman of the Audit Committee (2008 – 2009 and 2017 – 2019), Chairman of the Nominating and Governance Committee (2010 – 2011 and 2020 – 2022), and Chairman of the Valuation Committee (2014  – 2016) of the First Trust Funds. He also served as Lead Independent Trustee (2012 – 2013) and on the Executive Committee (2012 – 2016) of the First Trust Funds. He currently serves as Lead Independent Trustee, Chairman of the Dividend Committee and on the Executive Committee (each since January 1, 2023) of the First Trust Funds.

Niel B. Nielson. Niel B. Nielson, Ph.D., has been the Senior Advisor of Pelita Harapan Educational Foundation, a global provider of educational products and services, since 2018. Prior thereto, Mr. Nielson served as the Managing Director and Chief Operating Officer of Pelita Harapan Educational Foundation for three years. Mr. Nielson formerly served as the President and Chief Executive Officer of Dew Learning LLC from 2012 to 2014. Mr. Nielson formerly served as President of Covenant College (2002 – 2012), and as a partner and trader (of options and futures contracts for hedging options) for Ritchie Capital Markets Group (1996 – 1997), where he held an administrative management position at this proprietary derivatives trading company. He also held prior positions in new business development for ServiceMaster Management Services Company, and in personnel and human resources for NationsBank of North Carolina, N.A. and Chicago Research and Trading Group, Ltd. (“CRT”). His international experience includes serving as a director of CRT Europe, Inc. for two years, directing out of London all aspects of business conducted by the U.K. and European subsidiary of CRT. Prior to that, Mr. Nielson was a trader and manager at CRT in Chicago. Mr. Nielson has served as a Trustee of the First Trust Funds since 1999. Mr. Nielson has also served as Chairman of the Audit Committee (2003 – 2007 and 2014 – 2016), Chairman of the Valuation Committee (2012 – 2013), Chairman of the Nominating and Governance Committee (2008 – 2009 and 2017 – 2019), Chairman of the Dividend Committee (2020 – 2022), and Lead Independent Trustee (2010 – 2011 and 2020 – 2022) of the First Trust Funds. Further, he has served as a member of the Executive Committee (2010 – 2011 and January 1, 2020 – March 12, 2024) and the Dividend Committee (October 19, 2020 – March 12, 2024) of the First Trust Funds. He currently serves as Chairman of the Valuation Committee (since January 1, 2023) of the First Trust Funds.

Advisory Board Member and Nominee for Election as a New Independent Trustee

Bronwyn Wright. Bronwyn Wright has acted as an independent director to a number of Irish collective investment funds since 2009. Ms. Wright is a former Managing Director of Citibank Europe plc and Head of Securities and Fund Services for Citi Ireland. In these positions, she was responsible for the management and strategic direction of Citi Ireland’s securities and fund services business which included funds, custody, security finance/lending and global agency and trust. She also had responsibility for leading, managing and growing the Trustee, Custodian and Depositary business in Ireland, the United Kingdom, Luxembourg, Jersey and Cayman. Ms. Wright has served as a Trustee of the First Trust Funds (other than the Trust) and on the Audit Committee, Nominating and Governance Committee and Valuation Committee of the First Trust Funds (other than the Trust) since September 10, 2023. If elected by shareholders of the Trust, Ms. Wright will serve as a Trustee of the Trust and expects to be appointed to the Audit Committee, Nominating and Governance Committee and Valuation Committee of the Board of Trustees of the Trust.

Nominee for Election as a New Independent Trustee

Thomas J. Driscoll. Thomas J. Driscoll was previously a Partner at Deloitte LLP and Deloitte Tax LLP (collectively, “Deloitte”) from September 1998 to January 2024. As a Partner at Deloitte, Mr. Driscoll served in various roles including as lead client service partner, lead relationship partner and lead tax partner for various clients in the asset management, broker-dealer and financial services businesses. Mr. Driscoll also served as the Vice Chairman, Partner in Charge of Deloitte’s international tax and transfer pricing (economics) business responsible for leading and managing Deloitte’s international tax and transfer pricing practice with over 1,200 professionals in the United States and India. Finally, as a member of the Board of Deloitte Tax LLP, Mr. Driscoll was a part of the executive committee responsible for overseeing Deloitte’s tax practice in the United States. If elected by shareholders of the Trust, Mr. Driscoll will serve as a Trustee of the Trust and expects to be appointed to the Audit Committee, Nominating and Governance Committee and Valuation Committee of the Board of Trustees of the Trust. Further, if elected by shareholders of any Additional Special Meeting Funds, Mr. Driscoll will serve as a trustee of such funds and expects to be appointed to the Audit Committee, Nominating and Governance Committee and Valuation Committee of the applicable boards.

As noted above, Mr. Driscoll was previously a Partner at Deloitte LLP and Deloitte Tax LLP (previously defined, collectively, as “Deloitte”; for purposes of this paragraph, for the avoidance of doubt, “Deloitte” includes Deloitte affiliated partnerships) from September 1998 until his retirement in January 2024. Deloitte & Touche and Deloitte Tax LLP serve as independent auditors and tax services provider, respectively, of the First Trust Funds, First Trust Advisors and certain other affiliated entities of First Trust Advisors (collectively, “First Trust”). Prior to his retirement, Mr. Driscoll served as a tax partner, and for certain periods as Lead Client Service Partner, on various matters involving First Trust. During the period of his employment with Deloitte, Mr. Driscoll was, and Deloitte was and continues to be, subject to requirements to be independent with respect to First Trust in accordance with the U.S. federal securities laws and applicable rules and regulations of the U.S. Securities and Exchange Commission (“SEC”) and the Public Company Accounting Oversight Board (United States). For the 2023 and 2024 calendar years, amounts paid by First Trust to Deloitte were in excess of $11.8 million and $12.6 million, respectively. In addition, Deloitte provides tax services to The Bank of New York Mellon in connection with unit investment trusts sponsored by First Trust Portfolios, an affiliate of First Trust Advisors. Further, in addition to providing the services described above, from time to time, Deloitte may engage in other business relationships with various affiliates of First Trust. Deloitte and Mr. Driscoll have severed all relationships, including settlement of capital accounts and retirement benefits in accordance with the requirements of the SEC’s auditor independence rules.

Interested Trustee

James A. Bowen. James A. Bowen is the Chairman of the Board of the First Trust Funds and Chief Executive Officer of First Trust Advisors and First Trust Portfolios. Until January 23, 2012, he served as President and Chief Executive Officer of the First Trust Funds. Mr. Bowen also serves on the Executive Committee. He has over 40 years of experience in the investment company business in sales, sales management and executive management. Mr. Bowen has served as a Trustee of the First Trust Funds since 1999.

Executive Officers

The executive officers of the Trust hold the same positions with each fund in the First Trust Fund Complex (representing 311 portfolios) as they hold with the Trust, except Mr. Ueland, who is an executive officer of only the ETF Trusts, and Mr. Testin, who is an executive officer of only the ETF Trusts, First Trust Series Fund and First Trust Variable Insurance Trust.

Fund Shares Owned by Nominees and Executive Officers

The Independent Trustees have adopted a policy that establishes the expectation that, within three years of becoming an Independent Trustee, the Independent Trustee will have invested an amount in the funds in the First Trust Fund Complex he or she oversees in the aggregate of at least one year’s annual retainer for board service, with investments allocated among the funds in the First Trust Fund Complex depending on what is suitable for the Trustee’s personal investment needs. The dollar range of equity securities beneficially owned by each Nominee as of December 31, 2024 in each Fund and in all funds in the First Trust Fund Complex overseen or to be overseen by the Nominee is set forth in Appendix C. In addition, the number of shares of each Fund beneficially owned by each Nominee and by the Nominees and executive officers of the Trust as a group as of December 31, 2024 is set forth in Appendix C. As of December 31, 2024, the Nominees and executive officers of the Trust as a group beneficially owned less than 1% of each Fund’s shares outstanding, except as follows. As of December 31, 2024, the Nominees and executive officers of the Trust as a group beneficially owned 1,000 shares of First Trust S&P 500 Diversified Free Cash Flow ETF, which represented approximately 2% of the then-outstanding shares of such Fund.

Compensation

Effective January 1, 2024, the fixed annual retainer paid to the Independent Trustees is $285,000 per year, and each Independent Trustee receives an annual per fund fee of $7,500 for each closed-end fund, $2,000 for each actively managed fund, $750 for each target outcome fund and $500 for each index fund. The fixed annual retainer is allocated equally among each fund in the First Trust Fund Complex. Additionally, the Lead Independent Trustee is paid $30,000 annually, the Vice Lead Independent Trustee is paid up to $25,000 annually (effective March 12, 2024), the Chair of the Audit Committee is paid $25,000 annually, the Chair of the Valuation Committee is paid $20,000 annually, the Chair of the Nominating and Governance Committee is paid $20,000 annually and the Vice Chair of the Audit Committee is paid $15,000 annually (effective March 12, 2024) to serve in such capacities with compensation allocated pro rata among each fund in the First Trust Fund Complex based on its net assets. Trustees are also reimbursed by the funds in the First Trust Fund Complex for travel and out-of-pocket expenses incurred in connection with all meetings. Each Committee Chair, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate in accordance with the rotation periods established by the Board.

Set forth in Appendix D is information regarding, as applicable, (i) the compensation paid to each Nominee (including reimbursement for travel and out-of-pocket expenses) with respect to each Fund for its last fiscal year; and (ii) the total compensation paid to each Nominee with respect to all First Trust Funds for the calendar year ended December 31, 2024. The Trust has no retirement or pension plans. The executive officers and the Interested Trustee of the Trust receive no compensation for serving in such capacities. The Trust has no employees. Its officers are compensated by the Advisor.

Independent Auditors

Deloitte & Touche has been selected to serve as the independent auditors for the Trust for each applicable Fund’s current fiscal year, and acted as the independent auditors for the Trust for each applicable Fund’s most recently completed fiscal year. Representatives of Deloitte & Touche are not expected to be present at the Meeting, but will have the opportunity to make a statement if they desire to do so and will be available should any matter arise requiring their presence.

Information about the fees paid to Deloitte & Touche for the previous two fiscal years of the Funds is included in Appendix E.

Pre-Approval

Pursuant to its Charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee of the Trust is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Trust by its independent auditors. The Chair or Vice Chair of the Audit Committee is authorized to give such pre-approvals on behalf of the Audit Committee up to $25,000 and report any such pre-approval to the full Audit Committee.

The Audit Committee is also responsible for the pre-approval of the independent auditors’ engagements for non-audit services with the Advisor and any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the Trust, if the engagement relates directly to the operations and financial reporting of the Trust, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditors have provided non-audit services to the Advisor or any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the Trust that were not pre-approved pursuant to its policies, the Audit Committee will consider whether the provision of such non-audit services is compatible with the auditors’ independence.

None of the Audit Fees, Audit-Related Fees, Tax Fees, or All Other Fees, if any, or the Aggregate Non-Audit Fees disclosed in Appendix E that were required to be pre-approved by the Audit Committee pursuant to its Pre-Approval Policy were pre-approved by the Audit Committee pursuant to the pre-approval exceptions included in Regulation S-X.

Because the Audit Committee has not been informed of any such services, the Audit Committee has not considered whether the provision of non-audit services that were rendered to the Advisor and any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Trust that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

If you need any assistance or have any questions regarding the Proposal or how to vote your shares, please call the Trust’s proxy solicitor, EQ Fund Solutions, LLC, at (866)  521-4429 weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

The Board of Trustees Unanimously Recommends That Shareholders Vote FOR the Election of Each Nominee.

Additional Information

General Information—Solicitation of Proxies

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board. The solicitation of proxies will be largely by mail, but may include telephonic, electronic or oral communications by (i) officers of the Trust; (ii) the Advisor and additional service providers to the Trust; and (iii) agents, representatives and affiliates of any of the foregoing. The Trust and the Additional Special Meeting Funds will incur costs in connection with the solicitation of proxies to be voted at their special meetings, including, among other things, the expenses associated with preparation, printing and mailing of proxy materials; fees paid to EQ Fund Solutions, LLC (“EQ Fund Solutions”), a proxy solicitation firm; and reimbursements to brokerage firms and others for their expenses in forwarding proxy solicitation materials to the person(s) for whom they hold shares of the respective funds (collectively the “Proxy Costs”). Proxy Costs will be shared equally by each Fund and Additional Special Meeting Fund that, as of the Record Date, had publicly offered shares (including funds that serve as investment vehicles for life insurance companies writing variable annuity contracts and variable life insurance contracts).

EQ Fund Solutions has been engaged to provide proxy solicitation services and certain related services to the Trust and the Additional Special Meeting Funds. Although subject to change, the fees to be paid to EQ Fund Solutions for providing such services are currently estimated to be approximately $41,000.

The Meeting and Voting Rights

The Meeting is scheduled to be held on Tuesday, August 12, 2025, at 12:30 p.m. Central Time at the offices of First Trust Advisors, located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. You may vote in any one of four ways:

•	by mail, by sending the enclosed proxy card, signed and dated, in the enclosed postage-paid envelope;
•	by phone, by following the instructions set forth on your proxy card;
•	via the Internet, by following the instructions set forth on your proxy card; or
•	in person, by attending the Meeting. Please note that shareholders who intend to attend the Meeting will need to provide valid identification and, if they hold Fund shares through a bank, broker or other nominee, satisfactory proof of ownership of shares, such as a voting instruction form (or a copy thereof) or a letter from their bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date, to be admitted to the Meeting. You may call (800) 621-1675 for information on how to obtain directions to be able to attend the Meeting and vote in person.

Each shareholder will be entitled to one vote for each full share of a Fund the shareholder owns and a proportionate fractional vote for any fraction of a share the shareholder owns.

Any shareholder who wishes to inspect the list of shareholders of record entitled to notice of and to be present and to vote at the Meeting should contact the Trust’s Secretary, W. Scott Jardine, at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

Use and Revocation of Proxies

Using the enclosed proxy card, with respect to each Nominee, a shareholder may authorize the named proxies to vote the shares represented thereby for the election of the Nominee or may indicate that authority to vote for the election of the Nominee is withheld. For shareholders voting by mail, if the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted, or the vote withheld, in accordance with the instructions marked thereon, or, if no instructions are marked thereon, will be voted at the discretion of the persons named on the proxy card. Accordingly, unless instructions to the contrary are marked thereon, a properly executed and returned proxy will be voted FOR the election of each Nominee, and at the discretion of the named proxies on any other matters that may properly come before the Meeting, as deemed appropriate. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise by (i) attending the Meeting and voting in person; (ii) timely submitting a revocation of a prior proxy to (a) the Trust’s Secretary, W. Scott Jardine, at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 or (b) if the shares are held in “street name,” to the applicable broker-dealer; or (iii) timely submitting a later-dated proxy.

Quorum Requirements, Postponements and Adjournments

A quorum of shareholders is necessary to hold a meeting of shareholders. Under the Trust’s By-Laws, the holders of shares representing thirty-three and a third percent (33-1/3%) of the voting power of the aggregate number of shares of the Funds entitled to vote at the Meeting will be necessary to constitute a quorum for the transaction of business by the Trust. For purposes of establishing whether a quorum is present at the Meeting, all shares present in person or by properly submitted proxy and entitled to vote, including abstentions, withheld votes and broker non-votes, if any, will be counted.

The Meeting may be postponed prior to the Meeting with notice to the shareholders entitled to vote at the Meeting. In addition, the Meeting may, by action of the person presiding thereat, be adjourned without further notice with respect to one or more matters to be considered at the Meeting to a designated time and place, if a quorum is not present with respect to such matter. Further, the Meeting may, by motion of the person presiding thereat, be adjourned with respect to one or more matters to be considered at the Meeting, even if a quorum is present with respect to such matters, to a designated time and place, when such adjournment is approved by the vote of holders of shares representing a majority of the voting power of the shares present at the Meeting and entitled to vote with respect to the matter or matters adjourned, and voting on the adjournment, without further notice.

Shares Outstanding

Only holders of record of shares at the close of business on June 9, 2025 (previously defined as the “Record Date”) are entitled to vote on the Proposal at the Meeting. For each Fund, the number of shares outstanding as of the Record Date is set forth in Appendix A.

Share Ownership Over 5%

With respect to each Fund, the persons who, to the knowledge of the Trust, held more than 5% of the shares outstanding of the Fund as of the Record Date are listed in Appendix F.

Service Providers

First Trust Advisors L.P. (previously defined as “First Trust Advisors” or the “Advisor”), 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, serves as each Fund’s investment advisor. First Trust Advisors is also responsible for, among other things, providing certain clerical, bookkeeping and other administrative services to each Fund. First Trust Advisors is a limited partnership with one limited partner, Grace Partners of DuPage L.P. (“Grace Partners”), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust Advisors and the sole Interested Trustee of the Trust.

Vest Financial LLC, 8350 Broad Street, Suite 240, McLean, Virginia 22102, an affiliate of First Trust Advisors, serves as the investment sub-advisor to FT Vest Bitcoin Strategy & Target Income ETF, FT Vest Bitcoin Strategy Floor15 ETF - April, FT Vest Gold Strategy Quarterly Buffer ETF and FT Vest Gold Strategy Target Income ETF®.

WCM Investment Management, LLC, 281 Brooks Street, Laguna Beach, California 92651, serves as the investment sub-advisor to First Trust WCM Developing World Equity ETF and First Trust WCM International Equity ETF.

First Trust Portfolios L.P. (previously defined as “First Trust Portfolios” or the “Distributor”), an affiliate of the Advisor, is the principal underwriter of the Funds’ shares with principal offices located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. The Bank of New York Mellon, the Funds’ administrator, fund accountant, custodian and transfer agent, is located at 240 Greenwich Street, New York, New York 10286.

Disclaimers

Disclaimers relating to certain of the Funds are set forth in Appendix G.

Shareholder Communications

Shareholders of a Fund who want to communicate with the Board of the Trust or any individual Trustee should write to the Trust to the attention of its Secretary, W. Scott Jardine. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the Chair of the Nominating and Governance Committee and the independent legal counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

Delivery of Certain Documents

Each Fund will furnish, without charge, a copy of its most recent annual report, audited financial statements for the applicable fiscal years and/or semi-annual report, as available, upon request. Such requests should be made by writing to the Advisor at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, or by calling (800) 621-1675.

Please note that only one annual or semi-annual report or proxy statement, as applicable, may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or proxy statement, as applicable, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Advisor at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

Submission of Shareholder Proposals

The Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust is not required to hold, and does not hold, annual meetings. However, special meetings of shareholders of the Trust or a Fund may be called as required by the 1940 Act, or as required or permitted by the Trust’s Declaration of Trust and By-Laws.

Because the Trust does not hold annual shareholders’ meetings, the anticipated date of the next shareholders’ meeting (if any) of the Trust or any Fund cannot be provided. For any matter to be properly before any meeting of shareholders, the matter must be either specified in the notice of meeting given by or at the direction of a majority of the Trustees then in office or otherwise brought before the meeting by or at the direction of the chair or other presiding officer. With the exception of shareholder proposals submitted in accordance with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or any successor provisions, only matters proposed by the Trustees may be included in the Trust’s or a Fund’s proxy materials. The Trustees may from time to time in their discretion provide for procedures by which shareholders may, prior to any meeting at which Trustees are to be elected, submit the names of potential candidates for Trustee, to be considered by the Trustees, or any proper committee thereof. Shareholders who wish to present a proposal for inclusion in a future proxy statement for a subsequent shareholders’ meeting should send written proposals to the Trust’s Secretary, W. Scott Jardine, at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Proposals must be received by a reasonable time before the Trust or applicable Fund begins to print and send its proxy materials for the meeting. The timely submission of a proposal does not guarantee inclusion.

Other Matters to Come Before the Meeting

No business other than the Proposal to elect to the Board of Trustees the eight Nominees identified in this Proxy Statement is expected to come before the Meeting, but should any other matter permitted under the Trust’s By-Laws to be brought before the Meeting and requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting submitted to shareholders, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the Funds.

July 8, 2025

It is important that your shares be represented at the Meeting. In order to avoid delay and to ensure that your shares are represented, please vote as promptly as possible. If you need any assistance or have any questions regarding the Proposal or how to vote your shares, please call the Trust’s Proxy Solicitor, EQ Fund Solutions, LLC, at (866) 521-4429 weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

Appendix A

FUND INFORMATION

Fund Name	Ticker Symbol	Fiscal Year End	Shares Outstanding as of the Record Date
First Trust Bloomberg Inflation Sensitive Equity ETF	FTIF	12/31	50,000
First Trust Capital Strength® ETF	FTCS	12/31	92,700,002
First Trust Dividend StrengthTM ETF	FTDS	12/31	550,002
First Trust Dow 30 Equal Weight ETF	EDOW	12/31	5,997,756
First Trust Dow Jones Internet Index Fund	FDN	12/31	27,550,002
First Trust Dow Jones Select MicroCap Index Fund	FDM	12/31	2,655,000
First Trust Growth StrengthTM ETF	FTGS	12/31	32,650,000
First Trust Indxx Aerospace & Defense ETF	MISL	12/31	4,100,000
First Trust Lunt U.S. Factor Rotation ETF	FCTR	12/31	1,950,002
First Trust Morningstar Dividend Leaders Index Fund	FDL	12/31	129,600,002
First Trust NASDAQ-100 Equal Weighted Index Fund	QQEW	12/31	13,800,002
First Trust NASDAQ-100 Ex-Technology Sector Index Fund	QQXT	12/31	11,250,002
First Trust NASDAQ-100-Technology Sector Index Fund	QTEC	12/31	12,800,002
First Trust NASDAQ® ABA Community Bank Index Fund	QABA	12/31	1,950,002
First Trust NASDAQ® Clean Edge® Green Energy Index Fund	QCLN	12/31	12,550,002
First Trust Natural Gas ETF	FCG	12/31	14,448,365
First Trust NYSE® Arca® Biotechnology Index Fund	FBT	12/31	6,300,002
First Trust S&P 500 Diversified Free Cash Flow ETF	FCFY	12/31	50,000
First Trust S&P REIT Index Fund	FRI	12/31	5,400,002
First Trust US Equity Opportunities ETF	FPX	12/31	6,600,002
First Trust Value Line® Dividend Index Fund	FVD	12/31	202,588,956
First Trust Water ETF	FIW	12/31	17,200,002
First Trust WCM Developing World Equity ETF	WCME	12/31	481,337
First Trust WCM International Equity ETF	WCMI	12/31	15,450,441
FT Vest Bitcoin Strategy & Target Income ETF	DFII	12/31	150,000
FT Vest Bitcoin Strategy Floor15 ETF - April	BFAP	12/31	50,000
FT Vest Gold Strategy Quarterly Buffer ETF	BGLD	12/31	3,500,002
FT Vest Gold Strategy Target Income ETF®	IGLD	12/31	9,900,002

A-1

Appendix B

BOARD AND COMMITTEE MEETINGS
HELD DURING THE FISCAL YEAR
ENDED DECEMBER 31, 2024

Board Meetings	Audit Committee Meetings	Executive Committee Meetings	Dividend Committee Meetings	Nominating and Governance Committee Meetings	Valuation Committee Meetings
6	9	0	0	4	4

B-1

Appendix C

SHARE OWNERSHIP

Dollar Range of Equity Securities Beneficially Owned by Nominees

The following table lists the dollar range of equity securities beneficially owned by each Nominee as of December 31, 2024 in each Fund and in all funds in the First Trust Fund Complex overseen or to be overseen by the Nominee.

	Interested Trustee/ Nominee	Independent Trustees/Nominees
Fund	James A. Bowen	Thomas J. Driscoll(2)	Richard E. Erickson	Thomas R. Kadlec	Denise M. Keefe	Robert F. Keith	Niel B. Nielson	Bronwyn Wright(3)
First Trust Bloomberg Inflation Sensitive Equity ETF	None	None	None	None	None	None	None	None
First Trust Capital Strength® ETF	None	None	Over $100,000	None	None	$10,001 - $50,000	$10,001 - $50,000	None
First Trust Dividend StrengthTM ETF	None	None	None	None	None	None	$10,001 - $50,000	None
First Trust Dow 30 Equal Weight ETF	None	None	None	None	None	$10,001 - $50,000	None	None
First Trust Dow Jones Internet Index Fund	Over $100,000	None	None	None	None	$10,001 - $50,000	None	None
First Trust Dow Jones Select MicroCap Index Fund	None	None	None	None	None	None	None	None
First Trust Growth StrengthTM ETF	None	None	None	None	None	None	None	None
First Trust Indxx Aerospace & Defense ETF	None	None	None	None	None	None	None	None
First Trust Lunt U.S. Factor Rotation ETF	None	None	None	None	None	None	None	None
First Trust Morningstar Dividend Leaders Index Fund	None	$10,001 - $50,000	$10,001 - $50,000	None	None	$50,001 - $100,000	$10,001 - $50,000	None
First Trust NASDAQ-100 Equal Weighted Index Fund	None	None	None	None	None	$1 - $10,000	None	None
First Trust NASDAQ-100 Ex-Technology Sector Index Fund	None	None	None	None	None	None	None	None
First Trust NASDAQ-100-Technology Sector Index Fund	None	$10,001 - $50,000	None	None	$50,001 - $100,000	$10,001 - $50,000	None	None
First Trust NASDAQ® ABA Community Bank Index Fund	None	None	None	None	None	None	None	None
First Trust NASDAQ® Clean Edge® Green Energy Index Fund	None	None	None	None	None	None	None	None
First Trust Natural Gas ETF	None	None	None	None	None	None	None	None
First Trust NYSE® Arca® Biotechnology Index Fund	None	None	None	$10,001 - $50,000	None	None	None	None
First Trust S&P 500 Diversified Free Cash Flow ETF	None	None	None	None	None	None	None	None
First Trust S&P REIT Index Fund	None	$10,001 - $50,000	None	None	None	$1 - $10,000	None	None
First Trust US Equity Opportunities ETF	None	None	None	None	None	$50,001 - $100,000	$10,001 - $50,000	None
First Trust Value Line® Dividend Index Fund	Over $100,000	None	Over $100,000	Over $100,000	None	None	$10,001 - $50,000	None
First Trust Water ETF	Over $100,000	None	None	$10,001 - $50,000	None	None	None	None
First Trust WCM Developing World Equity ETF	None	None	None	None	None	None	None	None
First Trust WCM International Equity ETF	None	None	None	None	None	None	None	None

	Interested Trustee/ Nominee	Independent Trustees/Nominees
Fund	James A. Bowen	Thomas J. Driscoll(2)	Richard E. Erickson	Thomas R. Kadlec	Denise M. Keefe	Robert F. Keith	Niel B. Nielson	Bronwyn Wright(3)
FT Vest Bitcoin Strategy & Target Income ETF(1)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
FT Vest Bitcoin Strategy Floor15 ETF - April(1)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
FT Vest Gold Strategy Quarterly Buffer ETF	None	None	None	None	None	None	None	None
FT Vest Gold Strategy Target Income ETF®	None	None	None	None	None	None	None	None
Aggregate Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Nominee in Family of Investment Companies	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	None

(1)	This Fund had not yet commenced operations as of December 31, 2024.
(2)	Mr. Driscoll does not currently serve on the board of trustees of any First Trust Funds. He has been proposed for election to the Board of Trustees of the Trust and to the boards of trustees of the Additional Special Meeting Funds.
(3)	Ms. Wright was appointed to the boards of trustees of the First Trust Funds (other than the Trust) effective September 10, 2023. Currently, Ms. Wright serves as an advisory board member to the Trust.

Fund Shares Owned by Nominees and Executive Officers

The following table lists, for each Nominee and for the Nominees and executive officers as a group, the number of shares beneficially owned in each Fund as of December 31, 2024. The information as to beneficial ownership is based on statements furnished by each Nominee and executive officer.

	Interested Trustee/ Nominee	Independent Trustees/Nominees
Fund	James A. Bowen	Thomas J. Driscoll(2)	Richard E. Erickson	Thomas R. Kadlec	Denise M. Keefe	Robert F. Keith	Niel B. Nielson	Bronwyn Wright(3)	All Nominees and Executive Officers as a Group
First Trust Bloomberg Inflation Sensitive Equity ETF	0	0	0	0	0	0	0	0	301
First Trust Capital Strength® ETF	0	0	1,211	0	0	341	302	0	2,846
First Trust Dividend StrengthTM ETF	0	0	0	0	0	0	200	0	200
First Trust Dow 30 Equal Weight ETF	0	0	0	0	0	565	0	0	565
First Trust Dow Jones Internet Index Fund	6,350	0	0	0	0	94	0	0	6,894
First Trust Dow Jones Select MicroCap Index Fund	0	0	0	0	0	0	0	0	0
First Trust Growth StrengthTM ETF	0	0	0	0	0	0	0	0	0
First Trust Indxx Aerospace & Defense ETF	0	0	0	0	0	0	0	0	0
First Trust Lunt U.S. Factor Rotation ETF	0	0	0	0	0	0	0	0	303
First Trust Morningstar Dividend Leaders Index Fund	0	613	1,118	0	0	1,657	547	0	3,935
First Trust NASDAQ-100 Equal Weighted Index Fund	0	0	0	0	0	62	0	0	62
First Trust NASDAQ-100 Ex-Technology Sector Index Fund	0	0	0	0	0	0	0	0	0
First Trust NASDAQ-100-Technology Sector Index Fund	0	60	0	0	300	54	0	0	414
First Trust NASDAQ® ABA Community Bank Index Fund	0	0	0	0	0	0	0	0	0
First Trust NASDAQ® Clean Edge® Green Energy Index Fund	0	0	0	0	0	0	0	0	421
First Trust Natural Gas ETF	0	0	0	0	0	0	0	0	168
First Trust NYSE® Arca® Biotechnology Index Fund	0	0	0	252	0	0	0	0	652
First Trust S&P 500 Diversified Free Cash Flow ETF	0	0	0	0	0	0	0	0	1,000
First Trust S&P REIT Index Fund	0	1,202	0	0	0	165	0	0	1,567
First Trust US Equity Opportunities ETF	0	0	0	0	0	650	359	0	1,374
First Trust Value Line® Dividend Index Fund	66,875	0	2,744	3,974	0	0	768	0	75,985
First Trust Water ETF	4,000	0	0	306	0	0	0	0	4,495

	Interested Trustee/ Nominee	Independent Trustees/Nominees
Fund	James A. Bowen	Thomas J. Driscoll(2)	Richard E. Erickson	Thomas R. Kadlec	Denise M. Keefe	Robert F. Keith	Niel B. Nielson	Bronwyn Wright(3)	All Nominees and Executive Officers as a Group
First Trust WCM Developing World Equity ETF	0	0	0	0	0	0	0	0	0
First Trust WCM International Equity ETF	0	0	0	0	0	0	0	0	0
FT Vest Bitcoin Strategy & Target Income ETF(1)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
FT Vest Bitcoin Strategy Floor15 ETF- April(1)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
FT Vest Gold Strategy Quarterly Buffer ETF	0	0	0	0	0	0	0	0	0
FT Vest Gold Strategy Target Income ETF®	0	0	0	0	0	0	0	0	0
(1)	This Fund had not yet commenced operations as of December 31, 2024.
(2)	Mr. Driscoll does not currently serve on the board of trustees of any First Trust Funds.
(3)	Ms. Wright was appointed to the boards of trustees of the First Trust Funds (other than the Trust) effective September 10, 2023. Currently, Ms. Wright serves as an advisory board member to the Trust.

Appendix D

COMPENSATION

The following table sets forth, for each Nominee, as applicable, certain information regarding the compensation paid to such Nominee (including reimbursement for travel and out-of-pocket expenses) for service as a Trustee with respect to each Fund for the Fund’s last fiscal year and the total compensation paid to such Nominee, as applicable, for service as a Trustee with respect to all First Trust Funds for the calendar year ended December 31, 2024. The Funds have no retirement or pension plans.

	Interested Trustee/ Nominee	Independent Trustees/Nominees
	James A. Bowen	Thomas J. Driscoll(3)	Richard E. Erickson	Thomas R. Kadlec	Denise M. Keefe	Robert F. Keith	Niel B. Nielson	Bronwyn Wright(4)
First Trust Bloomberg Inflation Sensitive Equity ETF	$0	N/A	$1,556	$1,556	$1,556	$1,556	$1,556	N/A
First Trust Capital Strength® ETF	$0	N/A	$3,103	$3,754	$2,228	$3,314	$2,669	N/A
First Trust Dividend StrengthTM ETF	$0	N/A	$1,560	$1,562	$1,558	$1,561	$1,559	N/A
First Trust Dow 30 Equal Weight ETF	$0	N/A	$1,597	$1,613	$1,573	$1,602	$1,585	N/A
First Trust Dow Jones Internet Index Fund	$0	N/A	$2,619	$3,051	$2,010	$2,761	$2,319	N/A
First Trust Dow Jones Select MicroCap Index Fund	$0	N/A	$1,587	$1,600	$1,570	$1,591	$1,578	N/A
First Trust Growth StrengthTM ETF	$0	N/A	$1,633	$1,682	$1,598	$1,646	$1,614	N/A
First Trust Indxx Aerospace & Defense ETF	$0	N/A	$1,569	$1,576	$1,562	$1,571	$1,565	N/A
First Trust Lunt U.S. Factor Rotation ETF	$0	N/A	$1,569	$1,574	$1,561	$1,571	$1,565	N/A
First Trust Morningstar Dividend Leaders Index Fund	$0	N/A	$2,274	$2,589	$1,874	$2,373	$2,074	N/A
First Trust NASDAQ-100 Equal Weighted Index Fund	$0	N/A	$1,914	$2,058	$1,708	$1,962	$1,813	N/A
First Trust NASDAQ-100 Ex-Technology Sector Index Fund	$0	N/A	$1,580	$1,589	$1,566	$1,583	$1,573	N/A
First Trust NASDAQ-100-Technology Sector Index Fund	$0	N/A	$2,241	$2,525	$1,851	$2,333	$2,048	N/A
First Trust NASDAQ® ABA Community Bank Index Fund	$0	N/A	$1,573	$1,580	$1,563	$1,575	$1,568	N/A
First Trust NASDAQ® Clean Edge® Green Energy Index Fund	$0	N/A	$1,685	$1,730	$1,608	$1,699	$1,647	N/A
First Trust Natural Gas ETF	$0	N/A	$1,627	$1,657	$1,587	$1,638	$1,607	N/A
First Trust NYSE® Arca® Biotechnology Index Fund	$0	N/A	$1,758	$1,840	$1,642	$1,784	$1,701	N/A
First Trust S&P 500 Diversified Free Cash Flow ETF	$0	N/A	$1,556	$1,556	$1,556	$1,556	$1,556	N/A
First Trust S&P REIT Index Fund	$0	N/A	$1,581	$1,592	$1,567	$1,584	$1,574	N/A
First Trust US Equity Opportunities ETF	$0	N/A	$1,687	$1,741	$1,612	$1,705	$1,650	N/A
First Trust Value Line® Dividend Index Fund	$0	N/A	$3,271	$3,971	$2,291	$3,499	$2,785	N/A
First Trust Water ETF	$0	N/A	$1,856	$1,990	$1,690	$1,898	$1,773	N/A
First Trust WCM Developing World Equity ETF(1)	$0	N/A	$2,962	$2,972	$2,957	$2,965	$2,960	N/A
First Trust WCM International Equity ETF(1)	$0	N/A	$2,962	$2,972	$2,957	$2,965	$2,960	N/A
FT Vest Bitcoin Strategy & Target Income ETF(1)	$0	N/A	$1,712	$1,722	$1,707	$1,715	$1,710	N/A
FT Vest Bitcoin Strategy Floor15 ETF- April(1)	$0	N/A	$1,712	$1,722	$1,707	$1,715	$1,710	N/A

D-1

	Interested Trustee/ Nominee	Independent Trustees/Nominees
	James A. Bowen	Thomas J. Driscoll(3)	Richard E. Erickson	Thomas R. Kadlec	Denise M. Keefe	Robert F. Keith	Niel B. Nielson	Bronwyn Wright(4)
FT Vest Gold Strategy Quarterly Buffer ETF	$0	N/A	$1,811	$1,813	$1,808	$1,812	$1,810	N/A
FT Vest Gold Strategy Target Income ETF®	$0	N/A	$3,074	$3,083	$3,064	$3,077	$3,069	N/A
Total Compensation for Serving the First Trust Fund Complex Paid to Nominees for Calendar Year Ended December 31, 2024(2)	$0	N/A	$653,176	$666,676	$636,112	$657,442	$644,660	$617,975

(1)	First Trust WCM International Equity ETF and First Trust WCM Developing World Equity ETF each acquired all of the assets, subject to the liabilities, of a predecessor fund in reorganizations that occurred in October 2024. FT Vest Bitcoin Strategy & Target Income ETF and FT Vest Bitcoin Strategy Floor15 ETF - April each commenced operations in 2025. The amounts shown reflect estimated compensation to be paid to the current Trustees of the Trust for a full fiscal year.
(2)	For the calendar year ended December 31, 2024 for services to five portfolios of First Trust Series Fund and seven portfolios of First Trust Variable Insurance Trust, open-end funds; 13 closed-end funds; and 282 series of the ETF Trusts (256 series of the ETF Trusts in the case of Ms. Wright). Compensation includes, with respect to certain First Trust ETFs, compensation paid by the Advisor rather than by the First Trust ETF directly pursuant to the terms of the advisory agreement between the applicable ETF Trust and the Advisor.
(3)	Amounts are shown as N/A for Mr. Driscoll as he does not currently serve on the board of trustees of any First Trust Funds. He has been proposed for election as an Independent Trustee to the Board of Trustees of the Trust and to the boards of trustees of the Additional Special Meeting Funds.
(4)	Amounts with respect to the Funds are shown as N/A for Ms. Wright as she does not currently serve on the Board of Trustees of the Trust. Ms. Wright was appointed to the boards of trustees of the First Trust Funds (other than the Trust) effective September 10, 2023. Currently, Ms. Wright serves as an advisory board member to the Trust. She has been proposed for election as an Independent Trustee to the Board of Trustees of the Trust.

D-2

Appendix E

FEES PAID TO INDEPENDENT AUDITORS

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees

During each of the last two fiscal years applicable to the Trust, Deloitte & Touche has billed the aggregate fees set forth below for services rendered to the entities indicated.

	Audit Fees(1)	Audit Related Fees(2)		Tax Fees(3)		All Other Fees(4)
	Trust	Trust	Advisor and Distributor	Trust	Advisor and Distributor	Trust	Advisor and Distributor
Fiscal Year Ended 12/31/2023	$459,000	$0	$0	$310,870	$0	$0	$0
Fiscal Year Ended 12/31/2024	$514,000	$0	$0	$224,824	$0	$0	$0
(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Trust’s annual financial statements and services that are normally provided in connection with statutory and regulatory filings or engagements.
(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit of the Trust’s financial statements that are not reported under “Audit Fees.”
(3)	“Tax Fees” are the aggregate fees billed for professional services for tax compliance, tax advice and tax planning. These fees were for tax consultation and/or tax return preparation and/or professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services.
(4)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

Non-Audit Fees

During each of the last two fiscal years applicable to the Trust, Deloitte & Touche has billed the aggregate non-audit fees set forth below for services rendered to the entities indicated.

	Trust	Advisor	Distributor
Fiscal Year Ended 12/31/2023	$310,870	$44,000(1)	$60,500(1)
Fiscal Year Ended 12/31/2024	$224,824	$28,080(2)	$32,400(2)

(1)	These fees relate to 2021 and 2022 federal and state tax matters and consulting fees.

(2)	These fees relate to 2023 federal and state tax matters and consulting fees.

E-1

Appendix F

SHARE OWNERSHIP OVER 5%

As of the Record Date, no person is known by the Trust to have owned beneficially or of record more than 5% of the shares outstanding of the Funds except as set forth below. A shareholder owning beneficially more than 25% of a Fund’s voting securities may be deemed to “control” (as defined in the 1940 Act) the Fund. The vote of any such person could have a more significant effect on matters presented at a shareholders’ meeting than votes of other shareholders. Information as to ownership is based on (1) securities position listing reports as of the Record Date, (2) Schedule 13G statements (and amendments thereto) filed with the Securities and Exchange Commission (“SEC”) by shareholders on the dates indicated in such filings and/or (3) with respect to the information regarding the shares of a Fund held by certain unit investment trusts sponsored by First Trust Portfolios and/or held in other registered investment companies, pooled investment vehicles and/or separately managed accounts for which First Trust Advisors serves as investment advisor and/or investment sub-advisor, information provided by First Trust Portfolios and/or First Trust Advisors. The Trust does not have any knowledge of the ultimate beneficial owners of the Funds’ shares outstanding. Further, it is possible that certain holdings set forth below may be included in securities position listing reports as well as in Schedule 13G statements and/or information provided by First Trust Portfolios and/or First Trust Advisors.

Fund	Ticker Symbol	Owner Name*	Number of Shares Owned	Percentage of Shares Owned
First Trust Bloomberg Inflation Sensitive Equity ETF	FTIF
		Goldman Sachs & Co. LLC	25,690	51.38%
		Pershing LLC	11,081	22.16%
		Charles Schwab & Co., Inc.	3,973	7.95%
		RBC Capital Markets, LLC	3,400	6.80%
First Trust Capital Strength® ETF	FTCS
		LPL Financial LLC	13,202,262	14.24%
		National Financial Services LLC	10,565,102	11.40%
		Raymond James & Associates, Inc.	9,804,554	10.58%
		Charles Schwab & Co., Inc.	9,300,065	10.03%
		Edward Jones	8,400,364	9.06%
		Morgan Stanley Smith Barney LLC	7,972,046	8.60%
		Wells Fargo Clearing Services, LLC	6,647,597	7.17%
		Pershing LLC	5,649,199	6.09%
First Trust Dividend StrengthTM ETF	FTDS
		LPL Financial LLC	215,458	39.17%
		BOFA Securities, Inc.	75,489	13.73%
		Pershing LLC	58,663	10.67%
		National Financial Services LLC	49,623	9.02%
		Charles Schwab & Co., Inc.	42,945	7.81%
		Morgan Stanley Smith Barney LLC	34,869	6.34%
First Trust Dow 30 Equal Weight ETF	EDOW
		LPL Financial LLC	1,463,063	24.39%
		Morgan Stanley Smith Barney LLC	1,088,044	18.14%
		National Financial Services LLC	940,527	15.68%
		Charles Schwab & Co., Inc.	866,702	14.45%
		Raymond James & Associates, Inc.	367,059	6.12%
		Pershing LLC	336,486	5.61%

Fund	Ticker Symbol	Owner Name*	Number of Shares Owned	Percentage of Shares Owned
First Trust Dow Jones Internet Index Fund	FDN
		Charles Schwab & Co., Inc.	3,755,855	13.63%
		First Trust Portfolios L.P.(1) First Trust Advisors L.P.(1) The Charger Corporation(1)	FT UITs: 20,898 Aggregate: 3,179,095	Aggregate: 11.54%
		BNYMellon/Re ETF - UIT DTC/NSCC 0963	3,114,011	11.30%
		National Financial Services LLC	2,955,335	10.73%
		Morgan Stanley Smith Barney LLC	2,286,638	8.30%
		Wells Fargo Clearing Services, LLC	1,739,383	6.31%
		LPL Financial LLC	1,531,128	5.56%
		Merrill Lynch, Pierce, Fenner & Smith Incorporated/8862 MLPF&S TS SUB	1,472,794	5.35%
First Trust Dow Jones Select MicroCap Index Fund	FDM
		Charles Schwab & Co., Inc.	1,000,737	37.69%
		National Financial Services LLC	466,080	17.55%
		LPL Financial LLC	180,887	6.81%
		Morgan Stanley Smith Barney LLC	160,442	6.04%
		Robert W. Baird & Co. Incorporated(2)	146,079	5.50%
First Trust Growth StrengthTM ETF	FTGS
		National Financial Services LLC	7,914,894	24.24%
		LPL Financial LLC	6,925,074	21.21%
		Charles Schwab & Co., Inc.	5,151,156	15.78%
		Pershing LLC	3,921,422	12.01%
		Raymond James & Associates, Inc.	2,192,495	6.72%
First Trust Indxx Aerospace & Defense ETF	MISL
		Charles Schwab & Co., Inc.	1,116,720	27.24%
		National Financial Services LLC	720,562	17.57%
		LPL Financial LLC	566,388	13.81%
		Pershing LLC	483,321	11.79%
		Raymond James & Associates, Inc.	325,477	7.94%
		D.A. Davidson & Co.	275,004	6.71%
First Trust Lunt U.S. Factor Rotation ETF	FCTR
		Charles Schwab & Co., Inc.	580,106	29.75%
		Pershing LLC	414,056	21.23%
		National Financial Services LLC	218,684	11.21%
		LPL Financial LLC	203,549	10.44%
		Morgan Stanley Smith Barney LLC	176,205	9.04%
		BOFA Securities, Inc.	102,179	5.24%

Fund	Ticker Symbol	Owner Name*	Number of Shares Owned	Percentage of Shares Owned
First Trust Morningstar Dividend Leaders Index Fund	FDL
		LPL Financial LLC	18,647,424	14.39%
		Charles Schwab & Co., Inc.	14,888,176	11.49%
		National Financial Services LLC	13,439,591	10.37%
		Morgan Stanley Smith Barney LLC	12,143,540	9.37%
		Pershing LLC	11,654,780	8.99%
		Raymond James & Associates, Inc.	9,439,394	7.28%
		American Enterprise Investment Services Inc.	8,968,047	6.92%
		Wells Fargo Clearing Services, LLC	7,680,995	5.93%
		Edward Jones	7,594,189	5.86%
First Trust NASDAQ-100 Equal Weighted Index Fund	QQEW
		Morgan Stanley Smith Barney LLC	1,997,858	14.48%
		Charles Schwab & Co., Inc.	1,967,523	14.26%
		National Financial Services LLC	1,895,824	13.74%
		LPL Financial LLC	1,406,027	10.19%
		Wells Fargo Clearing Services, LLC	1,316,768	9.54%
		Raymond James & Associates, Inc.	1,269,336	9.20%
First Trust NASDAQ-100 Ex-Technology Sector Index Fund	QQXT
		First Trust Portfolios L.P.(1) First Trust Advisors L.P.(1) The Charger Corporation(1)	FT UITs: 0 Aggregate: 7,436,218	Aggregate: 66.10%
		BNYMellon/Re ETF - UIT DTC/NSCC 0963	7,395,131	65.73%
		Charles Schwab & Co., Inc.	679,424	6.04%
First Trust NASDAQ-100-Technology Sector Index Fund	QTEC
		Charles Schwab & Co., Inc.	2,295,677	17.93%
		National Financial Services LLC	1,930,548	15.08%
		Morgan Stanley Smith Barney LLC	1,044,921	8.16%
		LPL Financial LLC	971,124	7.59%
		Wells Fargo Clearing Services, LLC	899,631	7.03%
		Pershing LLC	803,730	6.28%
		Raymond James & Associates, Inc.	775,739	6.06%
		Merrill Lynch, Pierce, Fenner & Smith Incorporated/8862 MLPF&S TS SUB	714,435	5.58%
First Trust NASDAQ® ABA Community Bank Index Fund	QABA
		Morgan Stanley Smith Barney LLC	318,663	16.34%
		National Financial Services LLC	204,717	10.50%
		UBS Financial Services Inc.	187,686	9.62%
		Wells Fargo Clearing Services, LLC	167,702	8.60%
		RBC Capital Markets, LLC	166,915	8.56%
		Charles Schwab & Co., Inc.	145,203	7.45%
		Merrill Lynch, Pierce, Fenner & Smith Incorporated/8862 MLPF&S TS SUB	129,337	6.63%

Fund	Ticker Symbol	Owner Name*	Number of Shares Owned	Percentage of Shares Owned
First Trust NASDAQ® Clean Edge® Green Energy Index Fund	QCLN
		Charles Schwab & Co., Inc.	2,125,627	16.94%
		National Financial Services LLC	1,713,103	13.65%
		Morgan Stanley Smith Barney LLC	1,078,831	8.60%
		Edward Jones	692,583	5.52%
		Citibank, N.A.	655,611	5.22%
First Trust Natural Gas ETF	FCG
		Charles Schwab & Co., Inc.	2,105,607	14.57%
		National Financial Services LLC	1,934,258	13.39%
		Morgan Stanley Smith Barney LLC	1,863,651	12.90%
		Raymond James & Associates, Inc.	1,156,216	8.00%
		American Enterprise Investment Services Inc.	1,101,883	7.63%
		Wells Fargo Clearing Services, LLC	955,487	6.61%
		LPL Financial LLC	840,277	5.82%
First Trust NYSE® Arca® Biotechnology Index Fund	FBT
		Charles Schwab & Co., Inc.	1,066,872	16.93%
		National Financial Services LLC	720,455	11.44%
		Morgan Stanley Smith Barney LLC	696,264	11.05%
		Wells Fargo Clearing Services, LLC	417,071	6.62%
		Raymond James & Associates, Inc.	373,223	5.92%
		Merrill Lynch, Pierce, Fenner & Smith Incorporated/8862 MLPF&S TS SUB	355,144	5.64%
		Pershing LLC	331,847	5.27%
		LPL Financial LLC	324,102	5.14%
First Trust S&P 500 Diversified Free Cash Flow ETF	FCFY
		BOFA Securities, Inc.	20,577	41.15%
		Goldman Sachs & Co. LLC	8,637	17.27%
		National Financial Services LLC	7,423	14.85%
		Charles Schwab & Co., Inc.	6,854	13.71%
		Pershing LLC	3,441	6.88%
First Trust S&P REIT Index Fund	FRI
		Charles Schwab & Co., Inc.	1,120,821	20.76%
		LPL Financial LLC	1,072,400	19.86%
		Morgan Stanley Smith Barney LLC	946,181	17.52%
		Pershing LLC	640,689	11.86%
		National Financial Services LLC	309,526	5.73%

Fund	Ticker Symbol	Owner Name*	Number of Shares Owned	Percentage of Shares Owned
First Trust US Equity Opportunities ETF	FPX
		Charles Schwab & Co., Inc.	1,090,439	16.52%
		Morgan Stanley Smith Barney LLC	1,054,669	15.98%
		National Financial Services LLC	775,088	11.74%
		LPL Financial LLC	748,206	11.34%
		Wells Fargo Clearing Services, LLC	563,522	8.54%
		Pershing LLC	390,409	5.92%
		Merrill Lynch, Pierce, Fenner & Smith Incorporated/8862 MLPF&S TS SUB	331,932	5.03%
First Trust Value Line® Dividend Index Fund	FVD
		Morgan Stanley Smith Barney LLC	28,074,610	13.86%
		LPL Financial LLC	27,094,519	13.37%
		National Financial Services LLC	21,635,681	10.68%
		Charles Schwab & Co., Inc.	21,244,892	10.49%
		Raymond James & Associates, Inc.	14,925,327	7.37%
		American Enterprise Investment Services Inc.	13,112,166	6.47%
		Wells Fargo Clearing Services, LLC	12,190,477	6.02%
		Pershing LLC	11,918,903	5.88%
		Merrill Lynch, Pierce, Fenner & Smith Incorporated/8862 MLPF&S TS SUB	10,985,977	5.42%
First Trust Water ETF	FIW
		Charles Schwab & Co., Inc.	2,871,849	16.70%
		National Financial Services LLC	2,774,008	16.13%
		Morgan Stanley Smith Barney LLC	1,942,136	11.29%
		LPL Financial LLC	1,293,261	7.52%
		Merrill Lynch, Pierce, Fenner & Smith Incorporated/8862 MLPF&S TS SUB	990,547	5.76%
		Pershing LLC	957,319	5.57%
		Wells Fargo Clearing Services, LLC	934,267	5.43%
First Trust WCM Developing World Equity ETF	WCME
		Charles Schwab & Co., Inc.	230,560	47.90%
		National Financial Services LLC	80,472	16.72%
		Goldman Sachs & Co. LLC	49,186	10.22%
		SEI Private Trust Company/C/O/ GWP	38,296	7.96%
		Pershing LLC	38,159	7.93%
		J.P. Morgan Securities LLC/JPMC	30,538	6.34%
First Trust WCM International Equity ETF	WCMI
		National Financial Services LLC	3,887,789	25.16%
		Charles Schwab & Co., Inc.	3,664,433	23.72%
		LPL Financial LLC	2,557,124	16.55%
		JPMorgan Chase Bank, National Association	1,640,400	10.62%

Fund	Ticker Symbol	Owner Name*	Number of Shares Owned	Percentage of Shares Owned
FT Vest Bitcoin Strategy & Target Income ETF	DFII
		National Financial Services LLC	63,561	42.37%
		Charles Schwab & Co., Inc.	34,017	22.68%
		Pershing LLC	16,791	11.19%
		J.P. Morgan Securities LLC/JPMC	13,743	9.16%
		BOFA Securities, Inc.	13,116	8.74%
FT Vest Bitcoin Strategy Floor15 ETF- April	BFAP
		BOFA Securities, Inc.	38,580	77.16%
		Charles Schwab & Co., Inc.	6,018	12.04%
		National Financial Services LLC	3,383	6.77%
FT Vest Gold Strategy Quarterly Buffer ETF	BGLD
		Charles Schwab & Co., Inc.	1,809,758	51.71%
		Pershing LLC	737,236	21.06%
		National Financial Services LLC	591,282	16.89%
FT Vest Gold Strategy Target Income ETF®	IGLD
		National Financial Services LLC	3,174,812	32.07%
		Charles Schwab & Co., Inc.	2,595,502	26.22%
		U.S. Bank N.A./ETF	1,168,769	11.81%
		Pershing LLC	907,284	9.16%
		Wells Fargo Clearing Services, LLC	631,649	6.38%

*Addresses of owners are provided below:

American Enterprise Investment Services Inc.: 901 3rd Avenue South, Minneapolis, Minnesota 55474

BNYMellon/Re ETF – UIT DTC/NSCC 0963: 525 William Penn Place, Suite 153-0400, Pittsburgh,
Pennsylvania 15259

BOFA Securities, Inc.: 4804 Deer Lake Dr. E, Jacksonville, Florida 32246

Charles Schwab & Co., Inc.: 2423 E Lincoln Drive, Phoenix, Arizona 85016

Citibank, N.A.: 3801 Citibank Center, B/3rd Floor/Zone 12, Tampa, Florida 33610

D.A. Davidson & Co.: 8 Third Street North, Great Falls, Montana 59401

Edward Jones: 201 Progress Parkway, Maryland Heights, Missouri 63043-3042

First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation: 120 East Liberty Drive,
Suite 400, Wheaton, Illinois 60187

Goldman Sachs & Co. LLC: 30 Hudson Street, Jersey City, New Jersey 07302

JPMorgan Chase Bank, National Association: 500 Stanton Christiana Road, Ops 4, Floor 02, Newark, Delaware 19713

J.P. Morgan Securities LLC/JPMC: 500 Stanton Christiana Road, NCC5, Newark, Delaware 19713

LPL Financial LLC: 1055 LPL Way, Fort Mill, South Carolina 29715

Merrill Lynch, Pierce, Fenner & Smith Incorporated/8862 MLPF&S TS SUB: 4804 Deer Lake Dr. E, Jacksonville, Florida 32246

Morgan Stanley Smith Barney LLC: 1300 Thames Street, 6th Floor, Baltimore, Maryland 21231

National Financial Services LLC: 499 Washington Boulevard, Jersey City, New Jersey 07310

Pershing LLC: One Pershing Plaza, Jersey City, New Jersey 07399

Raymond James & Associates, Inc.: 880 Carillon Parkway, St. Petersburg, Florida 33716

RBC Capital Markets, LLC: 60 S 6th Street, P-09, Minneapolis, Minnesota 55402

Robert W. Baird & Co. Incorporated: 777 East Wisconsin Avenue, 19th Floor, Milwaukee, Wisconsin 53202

SEI Private Trust Company/C/O/ GWP: 1 Freedom Valley Drive, Oaks, Pennsylvania 19456

UBS Financial Services Inc.: 1000 Harbor Blvd, Weehawken, New Jersey 07086

U.S. Bank N.A./ETF: 1555 N River Center Drive, Suite 302, Milwaukee, Wisconsin 53212

Wells Fargo Clearing Services, LLC: 2801 Market Street, H0006-09B, St. Louis, Missouri 63103

(1)        First Trust Portfolios acts as the sponsor of certain unit investment trusts (“FT UITs”). As of the Record Date, the total number of shares of the Fund held by the FT UITs is indicated in the chart above. First Trust Advisors acts as portfolio supervisor of the FT UITs. The Charger Corporation is the general partner of both First Trust Portfolios and First Trust Advisors. Neither First Trust Portfolios, First Trust Advisors nor The Charger Corporation has the power to vote the shares of the Fund held by the FT UITs, if any. Rather, ordinarily, the trustee of the FT UITs is required to take such action or omit from taking any action, as appropriate, so as to cause such shares to be voted as closely as possible in the same manner and the same general proportion as are the shares of the Fund held by owners other than the FT UITs. However, subject to the requirements of Rule 12d1-4 under the 1940 Act and subject to and as further explained in the Standard Terms and Conditions of Trust and related Trust Agreements of the FT UITs, First Trust Portfolios, on behalf of the FT UITs, may enter into agreements with certain funds, the shares of which are held by the FT UITs, which may permit the shares of such funds to be voted in the best interests of unit holders at the discretion of First Trust Portfolios. The difference, if any, between the aggregate number of shares owned by First Trust Portfolios, First Trust Advisors and The Charger Corporation set forth in the chart above (“Aggregate Shares”) and the number of shares held by the FT UITs represents shares of the Fund which, as of the Record Date, were either held in other registered investment companies, pooled investment vehicles and/or separately managed accounts for which First Trust Advisors serves as investment advisor and/or investment sub-advisor. Each of First Trust Portfolios, First Trust Advisors and The Charger Corporation disclaims beneficial ownership of the Aggregate Shares of the Fund.

(2)        In addition, on February 11, 2025, Robert W. Baird & Co. Incorporated, Baird Financial Corporation and Baird Financial Group, Inc. filed Amendment No. 5 to Schedule 13G with the SEC indicating ownership, shared voting power and shared dispositive power of 133,694 shares of the Fund, representing 5.1% of outstanding shares of the Fund.

Appendix G

DISCLAIMERS

First Trust Bloomberg Inflation Sensitive Equity ETF

“Bloomberg®” and Bloomberg Inflation Sensitive Equity Index (the “Index”) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited, the administrator of the Index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by First Trust Advisors L.P. (the “Licensee”). Bloomberg is not affiliated with the Licensee, and Bloomberg does not approve, endorse, review, or recommend the financial products referenced herein (the “Financial Products”). Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to the Index or the Financial Products.

First Trust Capital Strength® ETF

First Trust Dividend StrengthTM ETF

First Trust Growth StrengthTM ETF

Nasdaq®,  The Capital StrengthTM Index, The Dividend StrengthTM Index and The Growth StrengthTM Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Funds have not been passed on by the Corporations as to their legality or suitability. The Funds are not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUNDS.

First Trust Dow 30 Equal Weight ETF

First Trust Dow Jones Internet Index Fund

First Trust Dow Jones Select MicroCap Index Fund

Dow Jones Industrial Average® Equal Weight Index, Dow Jones Internet Composite IndexSM and Dow Jones Select MicroCap IndexSM  (“S&P Dow Jones Indexes”) are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and have been licensed for use by First Trust. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by First Trust. The Funds are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indexes.

First Trust Indxx Aerospace & Defense ETF

Indxx and Indxx US Aerospace & Defense Index (“Index”) are trademarks of Indxx, Inc. (“Indxx”) and have been licensed for use for certain purposes by First Trust. The Fund is not sponsored, endorsed, sold or promoted by Indxx, and Indxx makes no representation regarding the advisability of trading in such product. The Index is determined, composed and calculated by Indxx without regard to First Trust or the Fund.

First Trust Lunt U.S. Factor Rotation ETF

Lunt Capital Management, Inc. (“Lunt”) and Lunt Capital Large Cap Factor Rotation Index (“Lunt Index”) are trademarks of Lunt and have been licensed for use for certain purposes by First Trust. The First Trust Lunt U.S. Factor Rotation ETF is based on the Lunt Index and is not sponsored, endorsed, sold or promoted by Lunt, and Lunt makes no representation regarding the advisability of trading in such fund. Lunt has contracted with Nasdaq, Inc. to calculate and maintain the Lunt Index. The Fund is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Lunt Index to track general stock performance.

First Trust Morningstar Dividend Leaders Index Fund

Morningstar® and Morningstar® Dividend Leaders IndexSM are registered trademarks and service marks of Morningstar, Inc. (“Morningstar”) and have been licensed for use by First Trust on behalf of the Fund. The Fund is not sponsored, endorsed, issued, sold or promoted by Morningstar and Morningstar makes no representation regarding the advisability of investing in the Fund.

First Trust NASDAQ-100 Equal Weighted Index Fund

First Trust NASDAQ-100 Ex-Technology Sector Index Fund

First Trust NASDAQ-100-Technology Sector Index Fund

First Trust NASDAQ® ABA Community Bank Index Fund

First Trust NASDAQ® Clean Edge® Green Energy Index Fund

First Trust Natural Gas ETF

First Trust Water ETF

Nasdaq®, Nasdaq-100®, Nasdaq-100 Index®, Clean Edge®, OMX®, Nasdaq OMX®, American Bankers Association®, ABA®, and Nasdaq-100 Equal Weighted™ Index, Nasdaq-100 Ex-Tech Sector™ Index, Nasdaq-100 Technology Sector™ Index, Nasdaq OMX® ABA Community Bank™ Index, Nasdaq® Clean Edge® Green Energy™ Index, ISE-Revere Natural Gas™ Index and ISE Clean Edge Water™ Index are registered trademarks and service marks of Nasdaq, Inc., Clean Edge, Inc. and American Bankers Association, respectively (together with their affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Funds have not been passed on by the Corporations as to their legality or suitability. The Funds are not issued, endorsed, sold or promoted by the Corporations. The Corporations make no warranties and bear no liability with respect to the Funds.

First Trust NYSE® Arca® Biotechnology Index Fund

Source ICE Data Indices, LLC (“ICE DATA”), is used with permission. “NYSE®” and “NYSE® Arca® ” are service/trade marks of ICE Data Indices, LLC or its affiliates. These trademarks have been licensed, along with the NYSE® Arca® Biotechnology Index (the “Index”) for use by First Trust Advisors L.P. in connection with the First Trust NYSE® Arca® Biotechnology Index Fund (the “Product”). Neither First Trust Advisors L.P., First Trust Exchange-Traded Fund (the “Trust”) nor the Product, as applicable, is sponsored, endorsed, sold or promoted by ICE Data Indices, LLC, its affiliates or its Third Party Suppliers (“ICE Data and its Suppliers”). ICE Data and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in the Product particularly, the Trust or the ability of the Index to track general market performance. Past performance of an Index is not an indicator of or a guarantee of future results. A full copy of the disclaimer may be found in the prospectus.

First Trust S&P 500 Diversified Free Cash Flow ETF

First Trust S&P REIT Index Fund

S&P 500® Sector-Neutral FCF Index and S&P United States REIT Index (each, an “Index”) are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and have been licensed for use by First Trust. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by First Trust. The Funds are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such products nor do they have any liability for any errors, omissions, or interruptions of the Indexes.

First Trust US Equity Opportunities ETF

IPOX® and IPOX®-100 U.S. Index are registered international trademarks and service marks of IPOX® Schuster LLC (“IPOX”) and have been licensed for use by First Trust. The Fund is not sponsored, endorsed, sold or promoted by IPOX, and IPOX makes no representation regarding the advisability of trading in such Fund.  IPOX® is an international trademark of IPOX Schuster LLC. Index of Initial Public Offerings (IPOX) and IPOX Derivatives Patent No. US 7,698,197.

First Trust Value Line® Dividend Index Fund

Value Line® and Value Line® Dividend Index are trademarks or registered trademarks of Value Line, Inc. (“Value Line”) and have been licensed for use for certain purposes by First Trust. The Fund is not sponsored, endorsed, recommended, sold or promoted by Value Line and Value Line makes no representation regarding the advisability of investing in products utilizing such strategy.

FT Vest Bitcoin Strategy & Target Income ETF

FT Vest Bitcoin Strategy Floor15 ETF – April

The Target Outcome registered trademarks are registered trademarks of Vest Financial LLC.

FT Vest Gold Strategy Quarterly Buffer ETF

FT Vest Gold Strategy Target Income ETF®

The Funds are not sponsored, endorsed, sold or promoted by SPDR® Gold Trust and World Gold Trust Services, LLC (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Funds or the FLexible EXchange® Options (“FLEX Options”). The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Funds or the FLEX Options or results to be obtained by the Funds or the FLEX Options, shareholders or any other person or entity from use of the SPDR® Gold Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Funds or the FLEX Options.

The Target Outcome registered trademarks are registered trademarks of Vest Financial LLC.

FORM OF PROXY CARD

# PROXY CARD

First Trust

**SIGN**, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

## PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free 1-xxx-xxx-xxxx Monday through Friday 9 a.m. to 10 p.m. Eastern time

**PLEASE CAST YOUR PROXY VOTE *TODAY!***

**[FUND NAME]**

**A SERIES OF [TRUST NAME]**

**PROXY SOLICITED BY THE BOARD OF TRUSTEES**

The undersigned holder of shares of [Fund Name] (the "Fund"), a series of [Trust Name] (the "Trust"), a Massachusetts business trust, hereby appoints W. Scott Jardine, Kristi A. Maher, James M. Dykas, Derek D. Maltbie and Erin E. Klassman as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") scheduled to be held at the Wheaton, Illinois offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, IL 60187, on August 12, 2025, at ______ Central time, and any adjournments or postponements thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement, each dated July 8, 2025, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. **In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments or postponements thereof (including, but not limited to, any questions as to adjournments of the Meeting).** A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

**This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is specified, this proxy will be voted FOR the election or re-election, as applicable, of each Nominee set forth in Proposal 1 on the reverse side of this proxy card.**

**This proxy is solicited by the Board of Trustees, and the Proposal set forth on the reverse side of this proxy card has been approved by the Board of Trustees and recommended for approval by shareholders.**

**Do you have questions?** If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free 1-xxx-xxx-xxxx. **Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on August 12, 2025.** The Proxy Statement of the Trust is available at: https://vote.proxyonline.com/__________

PROXY ID NUMBER [BAR CODE] [CUSIP:]

# PROXY CARD

## [Fund Name]

**<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED.** The signer(s) acknowledge receipt of the Proxy Statement. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

---

**IF YOU VOTE ONLINE OR BY PHONE, YOU NEED NOT RETURN THIS PROXY CARD.**

**THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS SPECIFIED, WILL BE VOTED <u>"FOR"</u> THE ELECTION OR RE-ELECTION, AS APPLICABLE, OF EACH NOMINEE LISTED IN PROPOSAL 1 BELOW.**

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

**THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "<u>FOR</u>" THE ELECTION OR RE-ELECTION, AS APPLICABLE, OF EACH NOMINEE LISTED IN PROPOSAL 1 BELOW.**

| | FOR | WITHHOLD |
|---|---|---|
| PROPOSAL 1: To elect or re-elect, as applicable, each of the eight Nominees listed below to the Board of Trustees of the Trust: | | |
| A. James A. Bowen | ○ | ○ |
| B. Thomas J. Driscoll | ○ | ○ |
| C. Richard E. Erickson | ○ | ○ |
| D. Thomas R. Kadlec | ○ | ○ |
| E. Denise M. Keefe | ○ | ○ |
| F. Robert F. Keith | ○ | ○ |
| G. Niel B. Nielson | ○ | ○ |
| H. Bronwyn Wright | ○ | ○ |

# THANK YOU FOR VOTING

PROXY ID NUMBER [BAR CODE] [CUSIP:]